MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

ANNUAL REPORT

DECEMBER 31, 2025

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

KPMG LLP Two Manhattan West 375 9th Avenue, 17th Floor New York, NY 10001

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of

Mutual of America Separate Account No. 3:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix, each a subaccount comprising Mutual of America Separate Account No. 3 (the Separate Account), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods listed in the Appendix and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated in Note 5. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 5, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodian and transfer agents of the underlying investments, when replies were not received from transfer agents, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Mutual of America Life Insurance Company separate accounts since 2002.

New York, New York

April 24, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Appendix

Statements of Assets and Liabilities as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

AMERICAN FUNDS INSURANCE SERIES

New World Fund

Managed Risk Growth-Income Fund

The Bond Fund of America

CALVERT VARIABLE SERIES, INC.

Calvert VP SRI Balanced Portfolio

DFA INVESTMENT DIMENSIONS GROUP INC.

Dimensional VA U.S. Targeted Value Portfolio

DEUTSCHE DWS VARIABLE SERIES I

DWS Capital Growth VIP

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio

VIP Index 500 Portfolio

VIP Extended Market Index Portfolio

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND III

VIP Mid Cap Portfolio

VIP Value Strategies Portfolio

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND V

VIP Asset Manager 50% Portfolio

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Government Money Market Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Main Street Fund

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP American Century Capital Appreciation Fund

MFS VARIABLE INVESTMENT TRUST III

MFS VIT III Mid Cap Value Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Conservative Allocation Initial Portfolio

Diversified Value Portfolio

International Portfolio

Mid Cap Index Fund

Real Estate Index Portfolio

Small Company Growth Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

Total International Stock Market Index Portfolio

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	American Funds			Calvert
	New World Fund	Managed Risk Growth-Income Fund	The Bond Fund of America	Calvert VP SRI Balanced Portfolio
Investments at fair value
(Cost:
New World Fund — $675
Managed Risk Growth-Income Fund — $46,720
The Bond Fund of America — $70,051
Calvert VP SRI Balanced Portfolio — $104,081)
(Notes 2 and 3)	$810	$56,567	$71,155	$133,203
Due From (To) Mutual of America General Account	(15)	(1,549)	(9,797)	(3,498)

Net Assets	$795	$55,018	$61,358	$129,705

Number of Units Outstanding	16	3,878	5,418	11,716

Unit Value (a)(b)	$48.717	$14.188	$11.325	$11.071

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	DFA	DWS	Fidelity
	Dimensional VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP	VIP Asset Manager 50% Portfolio	VIP Contrafund Portfolio
Investments at fair value
(Cost:
Dimensional VA U.S. Targeted Value Portfolio — $433,432
DWS Capital Growth VIP— $1,422,367
VIP Asset Manager 50% Portfolio — $79,904
VIP Contrafund Portfolio — $1,224,764)
(Notes 2 and 3)	$443,981	$1,952,625	$90,771	$1,732,647
Due From (To) Mutual of America General Account	(13,880)	(58,260)	(3,214)	(46,694)

Net Assets	$430,101	$1,894,365	$87,557	$1,685,953

Number of Units Outstanding	32,562	7,365	1,129	6,035

Unit Value (a)(b)	$13.223	$257.219	$77.585	$279.366

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	Fidelity
	VIP Equity-Income Portfolio	VIP Extended Market Index Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investments at fair value
(Cost:
VIP Equity-Income Portfolio — $387,254
VIP Extended Market Index Portfolio — $1,027
VIP Index 500 Portfolio — $1,750,739
VIP Mid Cap Portfolio — $61,093)
(Notes 2 and 3)	$481,449	$1,371	$2,671,640	$63,311
Due From (To) Mutual of America General Account	(13,245)	(570)	(37,722)	(1,588)

Net Assets	$468,204	$801	$2,633,918	$61,723

Number of Units Outstanding	2,865	57	164,750	381

Unit Value (a)(b)	$163.445	$13.934	$15.987	$162.207

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	Fidelity	Goldman Sachs	Invesco	Lincoln
	VIP Value Strategies Portfolio	Goldman Sachs Government Money Market Fund	Invesco V.I. Main Street Fund	LVIP American Century Capital Appreciation Fund
Investments at fair value
(Cost:
VIP Value Strategies Portfolio — $7,046
Goldman Sachs Government Money Market Fund — $19,666
Invesco V.I. Main Street Fund — $25,923
LVIP American Century Capital Appreciation Fund — $395,101)
(Notes 2 and 3)	$7,175	$19,666	$33,738	$425,648
Due From (To) Mutual of America General Account	(201)	(511)	(847)	(10,719)

Net Assets	$6,974	$19,155	$32,891	$414,929

Number of Units Outstanding	541	1,771	301	3,928

Unit Value (a)(b)	$12.879	$10.814	$109.154	$105.633

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	MFS	PIMCO	T. Rowe Price	Vanguard
	MFS VIT III Mid Cap Value Portfolio	PIMCO Real Return Portfolio	T.Rowe Price Blue Chip Growth Portfolio	Balanced Portfolio
Investments at fair value
(Cost:
MFS VIT III Mid Cap Value Portfolio — $5
PIMCO Real Return Portfolio — $3,342
T.Rowe Price Blue Chip Growth Portfolio — $177,065
Balanced Portfolio — $246,316)
(Notes 2 and 3)	$5	$3,229	$229,155	$286,478
Due From (To) Mutual of America General Account	(5)	(94)	(4,214)	(6,863)

Net Assets	$—	$3,135	$224,941	$279,615

Number of Units Outstanding	—	200	2,620	19,605

Unit Value (a)(b)	$18.096	$15.675	$85.850	$14.263

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	Vanguard
	Conservative Allocation Initial Portfolio	Diversified Value Portfolio	International Portfolio	Mid Cap Index Fund
Investments at fair value
(Cost:
Conservative Allocation Initial Portfolio — $351
Diversified Value Portfolio — $74,717
International Portfolio — $406,523
Mid Cap Index Fund — $202,308)
(Notes 2 and 3)	$393	$97,330	$466,738	$257,246
Due From (To) Mutual of America General Account	(111)	(3,300)	(14,966)	3,433

Net Assets	$282	$94,030	$451,772	$260,679

Number of Units Outstanding	22	1,476	7,472	18,667

Unit Value (a)(b)	$12.794	$63.696	$60.459	$14.022

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	Vanguard
	Real Estate Index Portfolio	Small Company Growth Portfolio	Short-Term Investment-Grade Portfolio	Total Bond Market Index Portfolio
Investments at fair value
(Cost:
Real Estate Index Portfolio — $7,658
Small Company Growth Portfolio — $522,453
Short-Term Investment-Grade Portfolio — $9,998
Total Bond Market Index Portfolio — $27,438)
(Notes 2 and 3)	$7,180	$652,369	$10,543	$25,379
Due From (To) Mutual of America General Account	(956)	(14,242)	(5,128)	(556)

Net Assets	$6,224	$638,127	$5,415	$24,823

Number of Units Outstanding	279	49,333	477	2,346

Unit Value (a)(b)	$22.321	$12.935	$11.349	$10.582

(a)  Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)  The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

Vanguard
Total International Stock Market Index Portfolio
Investments at fair value
(Cost:
Total International Stock Market Index Portfolio — $443)
(Notes 2 and 3)	$599
Due From (To) Mutual of America General Account	(76)

Net Assets	$523

Number of Units Outstanding	35

Unit Value (a)(b)	$14.846

(a)  Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)  The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2025

	American Funds			Calvert	DFA	DWS
	New World Fund	Managed Risk Growth- Income Fund	The Bond Fund of America	Calvert VP SRI Balanced Portfolio	Dimensional VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP
Investment Income and Expenses:
Dividend Income (Note 2)	$10	$1,267	$3,095	$2,163	$7,711	$939
Expenses (Note 4)	7	611	716	1,536	4,801	21,950

Net Investment Income (Loss)	3	656	2,379	627	2,910	(21,011)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	5	8,642	71	3,686	744	44,741
Realized gain from distributions	19	2,081	—	7,095	34,884	218,913

Net realized gain (loss) on investments	24	10,723	71	10,781	35,628	263,654

Net change in unrealized appreciation (depreciation) on investments	123	(4,906)	1,731	1,334	(7,021)	(45,036)

Net Realized and Unrealized Gain (Loss) on Investments	147	5,817	1,802	12,115	28,607	218,618

Net Increase (Decrease) in Net Assets Resulting From Operations	$150	$6,473	$4,181	$12,742	$31,517	$197,607

	Fidelity
	VIP Asset Manager 50% Portfolio	VIP Contrafund Portfolio	VIP Equity- Income Portfolio	VIP Extended Market Index Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investment Income and Expenses:
Dividend Income (Note 2)	$2,187	$2,260	$8,175	$15	$28,733	$259
Expenses (Note 4)	976	18,104	5,184	9	29,541	682

Net Investment Income (Loss)	1,211	(15,844)	2,991	6	(808)	(423)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	606	38,882	6,762	22	45,105	308
Realized gain from distributions	3,861	257,108	25,222	—	12,844	6,764

Net realized gain (loss) on investments	4,467	295,990	31,984	22	57,949	7,072

Net change in unrealized appreciation (depreciation) on investments	5,411	12,669	38,880	114	324,460	(590)

Net Realized and Unrealized Gain (Loss) on Investments	9,878	308,659	70,864	136	382,409	6,482

Net Increase (Decrease) in Net Assets Resulting From Operations	$11,089	$292,815	$73,855	$142	$381,601	$6,059

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year or Period Ended December 31, 2025

	Fidelity	Goldman Sachs	Invesco	Lincoln	MFS	PIMCO
	VIP Value Strategies Portfolio	Goldman Sachs Government Money Market Fund	Invesco V.I. Main Street Fund	LVIP American Century Capital Appreciation Fund	MFS VIT III Mid Cap Value Portfolio	PIMCO Real Return Portfolio
Investment Income and Expenses:
Dividend Income (Note 2)	$76	$789	$176	$206	$5	$110
Expenses (Note 4)	77	226	423	4,970	6	36

Net Investment Income (Loss)	(1)	563	(247)	(4,764)	(1)	74

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	(14)	—	2,181	2,472	27	(3)
Realized gain from distributions	278	—	2,008	66,365	42	—

Net realized gain (loss) on investments	264	—	4,189	68,837	69	(3)

Net change in unrealized appreciation (depreciation) on investments	184	—	990	(41,443)	(57)	135

Net Realized and Unrealized Gain (Loss) on Investments	448	—	5,179	27,394	12	132

Net Increase (Decrease) in Net Assets Resulting From Operations	$447	$563	$4,932	$22,630	$11	$206

	T. Rowe Price	Vanguard
	T.Rowe Price Blue Chip Growth Portfolio	Balanced Portfolio	Conservative Allocation Initial Portfolio	Diversified Value Portfolio	International Portfolio	Mid Cap Index Fund
Investment Income and Expenses:
Dividend Income (Note 2)	$—	$5,566	$11	$1,362	$3,706	$3,120
Expenses (Note 4)	2,043	3,122	6	1,036	5,214	2,975

Net Investment Income (Loss)	(2,043)	2,444	5	326	(1,508)	145

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	4,065	2,840	511	104	7,683	4,005
Realized gain from distributions	19,118	23,840	14	7,121	24,977	12,429

Net realized gain (loss) on investments	23,183	26,680	525	7,225	32,660	16,434

Net change in unrealized appreciation (depreciation) on investments	8,351	9,140	(414)	5,448	43,739	7,991

Net Realized and Unrealized Gain (Loss) on Investments	31,534	35,820	111	12,673	76,399	24,425

Net Increase (Decrease) in Net Assets Resulting From Operations	$29,491	$38,264	$116	$12,999	$74,891	$24,570

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year or Period Ended December 31, 2025

	Vanguard
	Real Estate Index Portfolio	Small Company Growth Portfolio	Short-Term Investment- Grade Portfolio	Total Bond Market Index Portfolio	Total International Stock Market Index Portfolio
Investment Income and Expenses:
Dividend Income (Note 2)	$198	$3,044	$434	$835	$27
Expenses (Note 4)	77	7,462	83	290	9

Net Investment Income (Loss)	121	(4,418)	351	545	18

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	32	8,042	79	(77)	90
Realized gain from distributions	127	43,268	—	—	16

Net realized gain (loss) on investments	159	51,310	79	(77)	106

Net change in unrealized appreciation (depreciation) on investments	(140)	(17,280)	169	886	81

Net Realized and Unrealized Gain (Loss) on Investments	19	34,030	248	809	187

Net Increase (Decrease) in Net Assets Resulting From Operations	$140	$29,612	$599	$1,354	$205

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2025 and 2024

	American Funds
	New World Fund		Managed Risk Growth- Income Fund		The Bond Fund of America
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$3	$3	$656	$886	$2,379	$2,302
Net realized gain (loss) on investments	24	17	10,723	6,273	71	207
Net change in unrealized appreciation (depreciation) on investments	123	10	(4,906)	7,670	1,731	(2,337)

Net Increase (Decrease) in net assets resulting from operations	150	30	6,473	14,829	4,181	172

From Unit Transactions:
Contributions	—	—	5,369	8,328	3,468	3,011
Withdrawals	—	—	(33,476)	(24,087)	—	(8,078)
Net transfers	228	(91)	(5,416)	(4,357)	(3,531)	(3,281)
Contract fees (Note 4)	(5)	(4)	(151)	(182)	(202)	(200)

Net Increase (Decrease) from unit transactions	223	(95)	(33,674)	(20,298)	(265)	(8,548)

NET INCREASE (DECREASE) IN NET ASSETS	373	(65)	(27,201)	(5,469)	3,916	(8,376)

NET ASSETS:
Beginning of Year	$422	$487	$82,219	$87,688	$57,442	$65,818

End of Year	$795	$422	$55,018	$82,219	$61,358	$57,442

Changes in Units:
Units outstanding, beginning of year	11	13	6,400	7,972	5,383	6,185

Units issued	6	—	410	689	315	284
Units redeemed	(1)	(2)	(2,932)	(2,261)	(280)	(1,086)

Net increase (decrease)	5	(2)	(2,522)	(1,572)	35	(802)

Units outstanding, end of year	16	11	3,878	6,400	5,418	5,383

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Calvert		DFA		DWS
	Calvert VP SRI Balanced Portfolio		Dimensional VA U.S. Targeted Value Portfolio		DWS Capital Growth VIP
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$627	$1,019	$2,910	$2,164	$(21,011)	$(11,650)
Net realized gain (loss) on investments	10,781	5,057	35,628	31,513	263,654	170,957
Net change in unrealized appreciation (depreciation) on investments	1,334	14,425	(7,021)	(4,153)	(45,036)	218,584

Net Increase (Decrease) in net assets resulting from operations	12,742	20,501	31,517	29,524	197,607	377,891

From Unit Transactions:
Contributions	3,826	3,711	8,002	6,606	12,544	12,660
Withdrawals	(6,907)	(3,750)	(2,950)	(8,541)	(44,587)	(16,064)
Net transfers	(5,709)	(3,577)	(24,577)	(27,782)	(67,478)	(58,384)
Contract fees (Note 4)	(550)	(549)	(1,187)	(1,277)	(3,203)	(3,228)

Net Increase (Decrease) from unit transactions	(9,340)	(4,165)	(20,712)	(30,994)	(102,724)	(65,016)

NET INCREASE (DECREASE) IN NET ASSETS	3,402	16,336	10,805	(1,470)	94,883	312,875

NET ASSETS:
Beginning of Year	$126,303	$109,967	$419,296	$420,766	$1,799,482	$1,486,607

End of Year	$129,705	$126,303	$430,101	$419,296	$1,894,365	$1,799,482

Changes in Units:
Units outstanding, beginning of year	12,567	12,930	34,134	36,597	7,778	8,038

Units issued	370	636	660	562	53	94
Units redeemed	(1,221)	(999)	(2,232)	(3,025)	(466)	(354)

Net increase (decrease)	(851)	(363)	(1,572)	(2,463)	(413)	(260)

Units outstanding, end of year	11,716	12,567	32,562	34,134	7,365	7,778

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Fidelity
	VIP Asset Manager 50% Portfolio		VIP Contrafund Portfolio		VIP Equity-Income Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$1,211	$1,330	$(15,844)	$(8,370)	$2,991	$4,041
Net realized gain (loss) on investments	4,467	1,474	295,990	210,891	31,984	31,720
Net change in unrealized appreciation (depreciation) on investments	5,411	3,349	12,669	170,020	38,880	19,701

Net Increase (Decrease) in net assets resulting from operations	11,089	6,153	292,815	372,541	73,855	55,462

From Unit Transactions:
Contributions	4,025	4,667	15,909	17,756	9,283	9,838
Withdrawals	(2,280)	(7,254)	(46,070)	(27,372)	(17,466)	(13,402)
Net transfers	(5,776)	(6,555)	(41,818)	(30,554)	(14,460)	(13,688)
Contract fees (Note 4)	(298)	(324)	(2,436)	(2,390)	(862)	(866)

Net Increase (Decrease) from unit transactions	(4,329)	(9,466)	(74,415)	(42,560)	(23,505)	(18,118)

NET INCREASE (DECREASE) IN NET ASSETS	6,760	(3,313)	218,400	329,981	50,350	37,344

NET ASSETS:
Beginning of Year	$80,797	$84,110	$1,467,553	$1,137,572	$417,854	$380,510

End of Year	$87,557	$80,797	$1,685,953	$1,467,553	$468,204	$417,854

Changes in Units:
Units outstanding, beginning of year	1,183	1,325	6,308	6,464	3,006	3,126

Units issued	57	70	73	141	65	73
Units redeemed	(111)	(212)	(346)	(297)	(206)	(193)

Net increase (decrease)	(54)	(142)	(273)	(156)	(141)	(120)

Units outstanding, end of year	1,129	1,183	6,035	6,308	2,865	3,006

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Fidelity
	VIP Extended Market Index Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$6	$(10)	$(808)	$8,924	$(423)	$(149)
Net realized gain (loss) on investments	22	845	57,949	25,239	7,072	8,902
Net change in unrealized appreciation (depreciation) on investments	114	(641)	324,460	438,210	(590)	197

Net Increase (Decrease) in net assets resulting from operations	142	194	381,601	472,373	6,059	8,950

From Unit Transactions:
Contributions	16	139	32,218	35,992	2,531	6,171
Withdrawals	—	(6,106)	(92,631)	(39,692)	(2,446)	—
Net transfers	(269)	(683)	(78,350)	(80,184)	(4,702)	(5,688)
Contract fees (Note 4)	(6)	(11)	(5,401)	(5,422)	(90)	(106)

Net Increase (Decrease) from unit transactions	(259)	(6,661)	(144,164)	(89,306)	(4,707)	377

NET INCREASE (DECREASE) IN NET ASSETS	(117)	(6,467)	237,437	383,067	1,352	9,327

NET ASSETS:
Beginning of Year	$918	$7,385	$2,396,481	$2,013,414	$60,371	$51,044

End of Year	$801	$918	$2,633,918	$2,396,481	$61,723	$60,371

Changes in Units:
Units outstanding, beginning of year	73	653	174,437	180,864	411	404

Units issued	1	12	2,237	2,870	18	46
Units redeemed	(17)	(592)	(11,924)	(9,297)	(48)	(39)

Net increase (decrease)	(16)	(580)	(9,687)	(6,427)	(30)	7

Units outstanding, end of year	57	73	164,750	174,437	381	411

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Fidelity		Goldman Sachs		Invesco
	VIP Value Strategies Portfolio		Goldman Sachs Government Money Market Fund		Invesco V.I. Main Street Fund
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$(1)	$10	$563	$747	$(247)	$(378)
Net realized gain (loss) on investments	264	1,056	—	—	4,189	(9,737)
Net change in unrealized appreciation (depreciation) on investments	184	(500)	—	—	990	19,313

Net Increase (Decrease) in net assets resulting from operations	447	566	563	747	4,932	9,198

From Unit Transactions:
Contributions	132	130	1,081	1,259	762	796
Withdrawals	—	—	(46)	—	(1,277)	(21,377)
Net transfers	(479)	(688)	(848)	(784)	(8,923)	(4,730)
Contract fees (Note 4)	(27)	(32)	(51)	(50)	(42)	(52)

Net Increase (Decrease) from unit transactions	(374)	(590)	136	425	(9,480)	(25,363)

NET INCREASE (DECREASE) IN NET ASSETS	73	(24)	699	1,172	(4,548)	(16,165)

NET ASSETS:
Beginning of Year	$6,901	$6,925	$18,456	$17,284	$37,439	$53,604

End of Year	$6,974	$6,901	$19,155	$18,456	$32,891	$37,439

Changes in Units:
Units outstanding, beginning of year	572	620	1,757	1,710	393	687

Units issued	11	11	101	122	8	9
Units redeemed	(42)	(59)	(87)	(75)	(100)	(303)

Net increase (decrease)	(31)	(48)	14	47	(92)	(294)

Units outstanding, end of year	541	572	1,771	1,757	301	393

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Lincoln		MFS		PIMCO
	LVIP American Century Capital Appreciation Fund		MFS VIT III Mid Cap Value Portfolio		PIMCO Real Return Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$(4,764)	$(3,372)	$(1)	$9	$74	$60
Net realized gain (loss) on investments	68,837	26,316	69	197	(3)	(13)
Net change in unrealized appreciation (depreciation) on investments	(41,443)	59,378	(57)	59	135	(5)

Net Increase (Decrease) in net assets resulting from operations	22,630	82,322	11	265	206	42

From Unit Transactions:
Contributions	3,817	3,506	—	3,000	658	658
Withdrawals	(4,257)	(14,900)	(389)	—	—	—
Net transfers	(8,079)	(11,532)	(870)	(2,019)	(735)	(695)
Contract fees (Note 4)	(873)	(870)	(1)	(5)	(8)	(8)

Net Increase (Decrease) from unit transactions	(9,392)	(23,796)	(1,260)	976	(85)	(45)

NET INCREASE (DECREASE) IN NET ASSETS	13,238	58,526	(1,249)	1,241	121	(3)

NET ASSETS:
Beginning of Year	$401,691	$343,165	$1,249	$8	$3,014	$3,017

End of Year	$414,929	$401,691	$—	$1,249	$3,135	$3,014

Changes in Units:
Units outstanding, beginning of year	4,018	4,253	72	1	205	208

Units issued	37	39	—	192	43	45
Units redeemed	(127)	(274)	(72)	(121)	(48)	(48)

Net increase (decrease)	(90)	(235)	(72)	71	(5)	(3)

Units outstanding, end of year	3,928	4,018	—	72	200	205

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	T. Rowe Price		Vanguard
	T.Rowe Price Blue Chip Growth Portfolio		Balanced Portfolio		Conservative Allocation Initial Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$(2,043)	$(1,023)	$2,444	$3,400	$5	$99
Net realized gain (loss) on investments	23,183	10,393	26,680	13,434	525	144
Net change in unrealized appreciation (depreciation) on investments	8,351	33,219	9,140	14,745	(414)	90

Net Increase (Decrease) in net assets resulting from operations	29,491	42,589	38,264	31,579	116	333

From Unit Transactions:
Contributions	2,047	4,932	16,624	16,663	—	—
Withdrawals	(4,674)	—	(12,000)	(3,175)	(4,819)	—
Net transfers	27,857	3,527	(17,736)	(18,637)	(193)	(316)
Contract fees (Note 4)	(244)	(222)	(834)	(849)	(1)	(23)

Net Increase (Decrease) from unit transactions	24,986	8,237	(13,946)	(5,998)	(5,013)	(339)

NET INCREASE (DECREASE) IN NET ASSETS	54,477	50,826	24,318	25,581	(4,897)	(6)

NET ASSETS:
Beginning of Year	$170,464	$119,638	$255,297	$229,716	$5,179	$5,185

End of Year	$224,941	$170,464	$279,615	$255,297	$282	$5,179

Changes in Units:
Units outstanding, beginning of year	2,329	2,191	20,597	21,023	451	479

Units issued	421	223	1,285	1,418	—	—
Units redeemed	(130)	(85)	(2,277)	(1,844)	(429)	(28)

Net increase (decrease)	291	138	(992)	(426)	(429)	(28)

Units outstanding, end of year	2,620	2,329	19,605	20,597	22	451

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Vanguard
	Diversified Value Portfolio		International Portfolio		Mid Cap Index Fund
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$326	$652	$(1,508)	$1,467	$145	$1,238
Net realized gain (loss) on investments	7,225	7,605	32,660	20,515	16,434	10,414
Net change in unrealized appreciation (depreciation) on investments	5,448	4,320	43,739	9,540	7,991	20,472

Net Increase (Decrease) in net assets resulting from operations	12,999	12,577	74,891	31,522	24,570	32,124

From Unit Transactions:
Contributions	1,782	2,081	8,016	8,363	6,348	11,136
Withdrawals	(1,128)	(29,864)	(8,879)	(1,670)	(9,089)	(6)
Net transfers	(2,742)	(3,639)	(24,052)	(24,737)	(14,870)	(28,184)
Contract fees (Note 4)	(111)	(136)	(663)	(666)	(468)	(508)

Net Increase (Decrease) from unit transactions	(2,199)	(31,558)	(25,578)	(18,710)	(18,079)	(17,562)

NET INCREASE (DECREASE) IN NET ASSETS	10,800	(18,981)	49,313	12,812	6,491	14,562

NET ASSETS:
Beginning of Year	$83,230	$102,211	$402,459	$389,647	$254,188	$239,626

End of Year	$94,030	$83,230	$451,772	$402,459	$260,679	$254,188

Changes in Units:
Units outstanding, beginning of year	1,508	2,102	7,889	8,228	19,978	21,413

Units issued	36	40	142	166	477	926
Units redeemed	(68)	(634)	(559)	(505)	(1,788)	(2,361)

Net increase (decrease)	(32)	(594)	(417)	(339)	(1,311)	(1,435)

Units outstanding, end of year	1,476	1,508	7,472	7,889	18,667	19,978

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Vanguard
	Real Estate Index Portfolio		Small Company Growth Portfolio		Short-Term Investment- Grade Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$121	$181	$(4,418)	$(2,289)	$351	$357
Net realized gain (loss) on investments	159	54	51,310	15,236	79	109
Net change in unrealized appreciation (depreciation) on investments	(140)	42	(17,280)	52,164	169	(4)

Net Increase (Decrease) in net assets resulting from operations	140	277	29,612	65,111	599	462

From Unit Transactions:
Contributions	2,072	1,976	15,575	19,022	1,871	1,647
Withdrawals	—	—	(9,364)	(27,044)	—	(2,717)
Net transfers	(2,528)	(3,328)	(48,410)	(66,369)	(5,885)	(3,146)
Contract fees (Note 4)	(19)	(21)	(2,070)	(2,272)	(47)	(72)

Net Increase (Decrease) from unit transactions	(475)	(1,373)	(44,269)	(76,663)	(4,061)	(4,288)

NET INCREASE (DECREASE) IN NET ASSETS	(335)	(1,096)	(14,657)	(11,552)	(3,462)	(3,826)

NET ASSETS:
Beginning of Year	$6,559	$7,655	$652,784	$664,336	$8,877	$12,703

End of Year	$6,224	$6,559	$638,127	$652,784	$5,415	$8,877

Changes in Units:
Units outstanding, beginning of year	299	361	52,909	59,254	826	1,226

Units issued	97	93	1,289	1,616	170	157
Units redeemed	(117)	(155)	(4,865)	(7,961)	(519)	(557)

Net increase (decrease)	(20)	(62)	(3,576)	(6,345)	(349)	(400)

Units outstanding, end of year	279	299	49,333	52,909	477	826

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years or Periods Ended December 31, 2025 and 2024

	Vanguard
	Total Bond Market Index Portfolio		Total International Stock Market Index Portfolio
	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$545	$460	$18	$18
Net realized gain (loss) on investments	(77)	(215)	106	9
Net change in unrealized appreciation (depreciation) on investments	886	(185)	81	7

Net Increase (Decrease) in net assets resulting from operations	1,354	60	205	34

From Unit Transactions:
Contributions	737	798	20	39
Withdrawals	—	—	(456)	—
Net transfers	(533)	(755)	(17)	(64)
Contract fees (Note 4)	(7)	(8)	(6)	(8)

Net Increase (Decrease) from unit transactions	197	35	(459)	(33)

NET INCREASE (DECREASE) IN NET ASSETS	1,551	95	(254)	1

NET ASSETS:
Beginning of Year	$23,272	$23,177	$777	$776

End of Year	$24,823	$23,272	$523	$777

Changes in Units:
Units outstanding, beginning of year	2,324	2,315	68	71

Units issued	72	80	2	4
Units redeemed	(50)	(71)	(35)	(7)

Net increase (decrease)	22	9	(33)	(3)

Units outstanding, end of year	2,346	2,324	35	68

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. Organization

Mutual of America Separate Account No. 3 (“Separate Account No. 3”) of Mutual of America Life Insurance Company (“the Company”) was established in conformity with New York Insurance Law and commenced operations on April 03, 2000 as a unit investment trust. It is registered as such under the Investment Company Act of 1940. As of December 31, 2025, Separate Account No. 3 consists of 29 distinct Subaccounts. Separate Account No. 3 includes the following Subaccounts as of December 31, 2025 and include financial information for the following years or periods:

Subaccount	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the year ended	For each of the / for the	For each of the / for the
American Funds Insurance Series (“American Funds”):
New World Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Managed Risk Growth-Income Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
The Bond Fund of America	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Calvert Variable Series, Inc. (“Calvert”):
Calvert VP SRI Balanced Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
DFA Investment Dimensions Group Inc. (“DFA”):
Dimensional VA U.S. Targeted Value Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Deutsche DWS Variable Series I (“DWS”):
DWS Capital Growth VIP	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Fidelity Investments Variable Insurance Products Funds (“Fidelity”):
VIP Asset Manager 50% Portfolio[1]	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
VIP Contrafund Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

1 On April 30, 2026, the Fidelity Asset Manager Portfolio was renamed the Fidelity Asset Manager 50% Portfolio.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. Organization (continued)

Subaccount	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the year ended	For each of the / for the	For each of the / for the
VIP Equity-Income Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
VIP Extended Market Index Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
VIP Index 500 Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
VIP Mid Cap Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
VIP Value Strategies Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Goldman Sachs Variable Insurance Trust (“Goldman Sachs”):
Goldman Sachs Government Money Market Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“Invesco”)
Invesco V.I. Main Street Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Lincoln Variable Insurance Products Trust (“Lincoln”):
LVIP American Century Capital Appreciation Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
MFS Variable Investment Trust III (“MFS”):
MFS VIT III Mid Cap Value Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
PIMCO Variable Insurance Trust (“PIMCO”):
PIMCO Real Return Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. Organization (continued)

Subaccount	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the year ended	For each of the / for the	For each of the / for the
T. Rowe Price Equity Series, Inc. (“T. Rowe Price”):
T.Rowe Price Blue Chip Growth Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Vanguard Variable Insurance Funds (“Vanguard”):
Balanced Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Conservative Allocation Initial Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Diversified Value Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
International Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Mid Cap Index Fund	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Real Estate Index Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Small Company Growth Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Short-Term Investment-Grade Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025
Total Bond Market Index Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025
Total International Stock Market Index Portfolio	December 31, 2025	December 31, 2025	Two Years Ended December 31, 2025	For the period November 3, 2023 to December 31, 2023 and two years ended December 31, 2025

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. Organization (continued)

Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

2. Significant Accounting Policies

The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with GAAP:

Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 3 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

☐	Level 1 — quoted prices in active markets for identical investments.

☐	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

☐	Level 3 — significant unobservable inputs (including Separate Account No. 3’s own assumptions in determining the fair value of investments).

As of December 31, 2025, management determined that the fair value inputs for all Separate Account No. 3 investments, which consist solely of investments in mutual funds registered with the SEC and are valued at their closing net asset value as determined by the respective mutual fund, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value Separate Account No. 3’s investments as of December 31, 2025:

Fund	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investment at Fair Value:

American Funds Insurance Series:
New World Fund — Class “1”	$810	-	-	$810

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

2. Significant Accounting Policies (continued)

Fund	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Managed Risk Growth-Income Fund — Class “1”	$56,567	-	-	$56,567
The Bond Fund of America — Class “1”	$71,154	-	-	$71,154

Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio — Class “I”	$133,203	-	-	$133,203

DFA Investment Dimensions Group Inc.:
Dimensional VA U.S. Targeted Value Portfolio	$443,981	-	-	$443,981

Deutsche DWS Variable Series I:
Capital Growth VIP — Class “A”	$1,952,626	-	-	$1,952,626

Fidelity Investments Variable Insurance Products Funds :
VIP Asset Manager — “Initial” Class	$90,771	-	-	$90,771
VIP Contrafund — “Initial” Class	$1,732,647	-	-	$1,732,647
VIP Equity-Income — “Initial” Class	$481,449	-	-	$481,449
VIP Extended Market Index — “Initial” Class	$1,371	-	-	$1,371
VIP Index 500 Portfolio — “Initial” Class	$2,671,640	-	-	$2,671,640
VIP Mid Cap — “Initial” Class	$63,311	-	-	$63,311
VIP Value Strategies Portfolio — “Initial” Class	$7,175	-	-	$7,175

Goldman Sachs Variable Insurance Trust:
Goldman Sachs Government Money Market Fund - Class “I”	$19,666	-	-	$19,666

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Main Street Fund — Series “I” Shares	$33,738	-	-	$33,738

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund — “Standard” Class	$425,648	-	-	$425,648

MFS VARIABLE INVESTMENT TRUST III:
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	$5	-	-	$5

PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio — “Institutional” Class	$3,229	-	-	$3,229

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

2. Significant Accounting Policies (continued)

Fund	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
T. Rowe Price Equity Series, Inc.:
T.Rowe Price Blue Chip Growth Portfolio — “Portfolio” Class	$229,155	-	-	$229,155

Vanguard Variable Insurance Funds:
Balanced Portfolio	$286,478	-	-	$286,478
Conservative Allocation Initial Portfolio	$393	-	-	$393
Diversified Value Portfolio	$97,330	-	-	$97,330
International Portfolio	$466,738	-	-	$466,738
Mid Cap Index Fund	$257,246	-	-	$257,246
Real Estate Index Portfolio	$7,180	-	-	$7,180
Small Company Growth Portfolio	$652,369	-	-	$652,369
Short-Term Investment-Grade Portfolio	$10,543	-	-	$10,543
Total Bond Market Index Portfolio	$25,379	-	-	$25,379
Total International Stock Market Index Portfolio	$599	-	-	$599

Investment Valuation — Investments are made in shares of American Funds, Calvert, DFA, DWS, Fidelity, Goldman Sachs, Invesco, Lincoln, MFS, PIMCO, T. Rowe Price and Vanguard (“Underlying Funds”), and are fair valued based on the reported closing net asset values of the respective funds or portfolios, which in turn value their investments at fair value.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of contract owners upon termination or withdrawal.

Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

2. Significant Accounting Policies (continued)

An executive committee of the Company acts as the Subaccounts’ CODM. Since its inception, each Subaccount has represented a single operating segment, as the CODM monitors the operating results of Separate Account No. 3 as a whole and each Subaccount’s long-term strategic asset allocation is pre-determined in accordance with the terms of the prospectus of the underlying fund of that Subaccount, based on a defined investment strategy which is executed by the respective underlying fund’s portfolio managers as a team. The financial information in the form of the Subaccount’s portfolio of investment securities, expense ratios, net increase (decrease) in net assets resulting from operations on the respective statement of operations and other information about the Subaccounts’ performance, including total return within the respective financial highlights schedule, which are used by the CODM to assess the segment’s performance versus the Subaccount’s comparative benchmarks and to make resource allocation decisions for the Subaccount’s single segment, is consistent with that presented within the Subaccounts’ financial statements. Segment assets are reflected on the accompanying statements of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statements of operation.

3. Investments

The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share on December 31, 2025, were as follows:

Fund	Number of Shares	Net Asset Value per Share
American Funds Insurance Series:
New World Fund — Class “1”	25	$32.47
Managed Risk Growth-Income Fund — Class “1”	3,769	$15.01
The Bond Fund of America — Class “1”	7,474	$9.52
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio — Class “I”	46,738	$2.85
DFA Investment Dimensions Group Inc.:
Dimensional VA U.S. Targeted Value Portfolio	19,927	$22.28
Deutsche DWS Variable Series I:
Capital Growth VIP — Class “A”	45,452	$42.96
Fidelity Investments Variable Insurance Products Funds :
VIP Asset Manager — “Initial” Class	5,152	$17.62
VIP Contrafund — “Initial” Class	28,930	$59.89
VIP Equity-Income — “Initial” Class	16,359	$29.43
VIP Extended Market Index — “Initial” Class	86	$15.94
VIP Index 500 Portfolio — “Initial” Class	4,047	$660.13
VIP Mid Cap — “Initial” Class	1,688	$37.51
VIP Value Strategies Portfolio — “Initial” Class	450	$15.93
Goldman Sachs Variable Insurance Trust:
Goldman Sachs Government Money Market Fund — Class “I”	19,666	$1.00
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Main Street Fund — Series “I” Shares	1,523	$22.15
Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund — “Standard” Class	27,013	$15.76

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

3. Investments (continued)

Fund	Number of Shares	Net Asset Value per Share
MFS VARIABLE INVESTMENT TRUST III:
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	—	$10.11
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio — “Institutional” Class	269	$12.01
T. Rowe Price Equity Series, Inc.:
T.Rowe Price Blue Chip Growth Portfolio — “Portfolio” Class	3,508	$65.33
Vanguard Variable Insurance Funds:
Balanced Portfolio	11,274	$25.41
Conservative Allocation Initial Portfolio	15	$26.46
Diversified Value Portfolio	5,571	$17.47
International Portfolio	16,325	$28.59
Mid Cap Index Fund	9,201	$27.96
Real Estate Index Portfolio	621	$11.57
Small Company Growth Portfolio	34,209	$19.07
Short-Term Investment-Grade Portfolio	988	$10.67
Total Bond Market Index Portfolio	2,350	$10.80
Total International Stock Market Index Portfolio	22	$26.86

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

Fund	Cost of investment purchases	Proceeds from sales of investments
American Funds
New World Fund	$289	$36
Managed Risk Growth-Income Fund	$8,557	$39,126
The Bond Fund of America	$5,675	$2,282
Calvert
Calvert VP SRI Balanced Portfolio	$12,561	$12,131
DFA
Dimensional VA U.S. Targeted Value Portfolio	$45,034	$19,630
DWS
DWS Capital Growth VIP	$223,068	$99,918
Fidelity
VIP Asset Manager 50% Portfolio	$8,580	$6,177
VIP Contrafund Portfolio	$266,611	$71,872
VIP Equity-Income Portfolio	$38,309	$25,362
VIP Extended Market Index Portfolio	$31	$103
VIP Index 500 Portfolio	$51,606	$156,146
VIP Mid Cap Portfolio	$9,239	$6,735
VIP Value Strategies Portfolio	$481	$539

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

3. Investments (continued)

Fund	Cost of investment purchases	Proceeds from sales of investments
Goldman Sachs
Goldman Sachs Government Money Market Fund	$1,561	$648
Invesco
Invesco V.I. Main Street Fund	$2,948	$10,293
Lincoln
LVIP American Century Capital Appreciation Fund	$68,244	$11,146
MFS
MFS VIT III Mid Cap Value Portfolio	$47	$1,258
PIMCO
PIMCO Real Return Portfolio	$123	$79
T. Rowe Price
T.Rowe Price Blue Chip Growth Portfolio	$54,128	$9,829
Vanguard
Balanced Portfolio	$40,030	$25,057
Conservative Allocation Initial Portfolio	$28	$5,032
Diversified Value Portfolio	$10,341	$3,782
International Portfolio	$31,763	$26,063
Mid Cap Index Fund	$20,407	$18,689
Real Estate Index Portfolio	$1,118	$1,242
Small Company Growth Portfolio	$47,924	$47,504
Short-Term Investment-Grade Portfolio	$2,114	$1,867
Total Bond Market Index Portfolio	$1,510	$572
Total International Stock Market Index Portfolio	$63	$467

4. Expenses

The following charges are made by the Company from the value of net assets of the funds:

Administrative Charges — In connection with its administrative functions, the Company deducted daily charges from the value of the net assets of each Subaccount. These fees were deducted at an annual rate of 0.55%.

Mortality Risk Fee - The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; as such it deducted daily a mortality risk charge at an annual rate of 0.50% from the value of the net assets of each Subaccount.

Expense Risk Fee — An expense risk charge, deducted daily, at an annual rate of 0.15% from the value of the net assets of each Subaccount, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

American Funds Managed Risk Growth-Income Fund charges were reduced by 0.16% as part of the November 3, 2023 substitution, until November 3, 2025.

Administrative charges, mortality risk fee, and expense risk fee are included in “Expenses” in the Statement of Operations. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner’s account as a redemption in units and are included in “Net Transfers” in the Statements of Changes in Net Assets.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner’s account and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.

The expense rates contained in Note 5 of the Financial Highlights reflect the weighted average of the expense charge in effect during the year.

Annual Separate Account expenses are summarized, as follows:

Current Amount Deducted
Separate Account Annual Expenses
(as a percentage of net assets)
Expense Risk Fee	0.15%
Administrative Charges	0.55%
Mortality Risk Fee	0.50%

Total Separate Account Annual Expenses	1.20%

5. Financial Highlights

Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No. 3 as follows.

Separate Account No. 3 sells various variable universal life products funded by the Subaccounts. Each product has a unique combination of features and fees that are charged against the contract-owner’s account balance and the resulting differences in fees structures results in various unit values, expense ratios and total returns.

The following schedule shows the expense ratio and the related unit values and total returns for each Subaccount for each of the past five years ending December 31, as applicable. Only products for each Subaccount that had units outstanding throughout the respective periods were considered when determining the expense ratio. Units outstanding and net assets disclosed in the table below represent amounts in accumulation for the Subaccount.

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)
American Funds New World Fund	2025	16	$48.717	$795	1.20%		1.60%		27.07%
	2024	11	$38.340	$422	1.20%		1.58%		5.59%
	2023	13	$36.314	$487	1.20%		1.76%		14.84%
	2022	16	$31.623	$506	1.20%		1.67%		-22.79%
	2021	16	$40.956	$653	1.20%		0.77%		3.91%

American Funds Managed Risk Growth-Income Fund	2025	3,878	$14.188	$55,018	1.20%		2.17%		10.43%
	2024	6,400	$12.848	$82,219	1.20%		1.70%		16.80%
	2023	7,972	$11.000	$87,688	1.20	% (d)(1)	0.23	% (e)(1)	8.96	% (e)(1)

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)
American Funds The Bond Fund of America	2025	5,418	$11.325	$61,358	1.20%		5.19%		6.12%
	2024	5,383	$10.672	$57,442	1.20%		4.68%		0.28%
	2023	6,185	$10.642	$65,818	1.20	% (d)	3.05	% (e)(1)	5.74	% (e)(1)

Calvert VP SRI Balanced Portfolio	2025	11,716	$11.071	$129,705	1.20%		1.69%		10.15%
	2024	12,567	$10.051	$126,303	1.20%		1.74%		18.18%
	2023	12,930	$8.505	$109,967	1.20%		1.64%		15.43%
	2022	13,309	$7.368	$98,062	1.20%		1.22%		-16.42%
	2021	13,393	$8.815	$118,060	1.20%		1.21%		13.74%

DFA Dimensional VA U.S. Targeted Value Portfolio	2025	32,562	$13.223	$430,101	1.20%		1.92%		7.64%
	2024	34,134	$12.284	$419,296	1.20%		1.40%		6.84%
	2023	36,597	$11.497	$420,766	1.20	% (d)	1.51	% (e)(1)	14.57	% (e)(1)

DWS Capital Growth VIP	2025	7,365	$257.219	$1,894,365	1.20%		0.05%		11.19%
	2024	7,778	$231.343	$1,799,482	1.20%		0.19%		25.10%
	2023	8,038	$184.929	$1,486,607	1.20%		0.09%		36.93%
	2022	8,604	$135.057	$1,162,101	1.20%		0.09%		-31.56%
	2021	8,946	$197.341	$1,765,479	1.20%		0.20%		21.31%

Fidelity VIP Asset Manager 50% Portfolio	2025	1,129	$77.585	$87,557	1.20%		2.62%		13.61%
	2024	1,183	$68.289	$80,797	1.20	% (f)	2.45%		7.54%
	2023	1,325	$63.498	$84,110	1.10	% (f)	2.43%		11.39%
	2022	1,370	$57.007	$78,111	1.10	% (f)	2.07%		-15.86%
	2021	1,437	$67.756	$97,367	1.10	% (f)	1.62%		8.72%

Fidelity VIP Contrafund Portfolio	2025	6,035	$279.366	$1,685,953	1.20%		0.15%		20.07%
	2024	6,308	$232.663	$1,467,553	1.20	% (f)	0.19%		32.21%
	2023	6,464	$175.984	$1,137,572	1.10	% (f)	0.50%		31.97%
	2022	6,971	$133.348	$929,598	1.10	% (f)	0.50%		-27.12%
	2021	7,297	$182.961	$1,335,011	1.10	% (f)	0.07%		26.44%

Fidelity VIP Equity-Income Portfolio	2025	2,865	$163.445	$468,204	1.20%		1.85%		17.60%
	2024	3,006	$138.984	$417,854	1.20	% (f)	1.80%		14.18%
	2023	3,126	$121.720	$380,510	1.10	% (f)	1.97%		9.27%
	2022	3,299	$111.396	$367,461	1.10	% (f)	1.87%		-5.99%
	2021	3,667	$118.500	$434,525	1.10	% (f)	1.94%		23.53%

Fidelity VIP Extended Market Index Portfolio	2025	57	$13.934	$801	1.20%		1.95%		10.98%
	2024	73	$12.555	$918	1.20	% (f)	0.86%		10.96%
	2023	653	$11.315	$7,385	1.10	% (d)(f)	2.01	% (e)(1)	14.76	% (e)(1)

Fidelity VIP Index 500 Portfolio	2025	164,750	$15.987	$2,633,918	1.20%		1.17%		16.37%
	2024	174,437	$13.738	$2,396,481	1.20	% (f)	1.29%		23.41%
	2023	180,864	$11.132	$2,013,414	1.10	% (d)(f)	1.13	% (e)(1)	9.54	% (e)(1)

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)
Fidelity VIP Mid Cap Portfolio	2025	381	$162.207	$61,723	1.20%		0.44%		10.42%
	2024	411	$146.901	$60,371	1.20	% (f)	0.56%		16.12%
	2023	404	$126.505	$51,044	1.10	% (f)	0.62%		13.82%
	2022	432	$111.144	$47,978	1.10	% (f)	0.50%		-15.67%
	2021	491	$131.802	$64,663	1.10	% (f)	0.51%		24.23%

Fidelity VIP Value Strategies Portfolio	2025	541	$12.879	$6,974	1.20%		1.15%		6.69%
	2024	572	$12.071	$6,901	1.20	% (f)	1.04%		8.09%
	2023	620	$11.168	$6,925	1.10	% (d)(f)	1.11	% (e)(1)	11.95	% (e)(1)

Goldman Sachs Government Money Market Fund	2025	1,771	$10.814	$19,155	1.20%		4.20%		2.95%
	2024	1,757	$10.504	$18,456	1.20%		5.09%		3.93%
	2023	1,710	$10.107	$17,284	1.20	% (d)	0.80	% (e)(1)	0.62	% (e)(1)

Invesco V.I. Main Street Fund	2025	301	$109.154	$32,891	1.20%		0.50%		14.54%
	2024	393	$95.294	$37,439	1.20%		—%		22.16%
	2023	687	$78.006	$53,605	1.20%		1.49%		21.75%
	2022	729	$64.070	$46,703	1.20%		1.49%		-21.08%
	2021	751	$81.187	$60,987	1.20%		0.78%		26.05%

Lincoln LVIP American Century Capital Appreciation Fund	2025	3,928	$105.633	$414,929	1.20%		0.05%		5.67%
	2024	4,018	$99.965	$401,691	1.20%		—%		23.87%
	2023	4,253	$80.702	$343,165	1.20%		—%		19.70%
	2022	4,802	$67.432	$323,735	1.20%		—%		-28.78%
	2021	5,062	$94.664	$479,144	1.20%		—%		10.24%

MFS VIT III Mid Cap Value Portfolio	2025	—	$18.096	$—	1.20%		0.91%		4.72%
	2024	72	$17.281	$1,249	1.20	% (g)	1.86%		12.42%
	2023	—	$15.371	$8	0.95	% (g)	2.99%		11.71%
	2022	4	$13.759	$59	0.95	% (g)	1.67%		-9.65%
	2021	4	$15.228	$65	0.95	% (g)	—%		29.75%

PIMCO Real Return Portfolio	2025	200	$15.675	$3,135	1.20%		3.54%		6.75%
	2024	205	$14.684	$3,014	1.20	% (h)	2.79%		1.10%
	2023	208	$14.525	$3,017	1.10	% (h)	3.20%		2.79%
	2022	229	$14.132	$3,230	1.10	% (h)	7.24%		-12.74%
	2021	248	$16.195	$4,017	1.10	% (h)	5.20%		4.61%

T.Rowe Price Blue Chip Growth Portfolio	2025	2,620	$85.850	$224,941	1.20%		—%		17.32%
	2024	2,329	$73.177	$170,464	1.20	% (i)	—%		34.00%
	2023	2,191	$54.609	$119,638	0.95	% (i)	—%		47.88%
	2022	1,561	$36.928	$57,633	0.95	% (i)	—%		-39.08%
	2021	2,344	$60.619	$142,099	0.95	% (i)	—%		16.51%

Vanguard Balanced Portfolio	2025	19,605	$14.263	$279,615	1.20%		2.13%		15.08%
	2024	20,597	$12.394	$255,297	1.20%		2.29%		13.43%
	2023	21,023	$10.927	$229,716	1.20	% (d)	—%		7.47	% (e)(1)

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)	Total Returns (c)
Vanguard Conservative Allocation Initial Portfolio	2025	22	$12.794	$282	1.20%		1.67%	11.39%
	2024	451	$11.486	$5,179	1.20%		2.81%	6.21%
	2023	479	$10.815	$5,185	1.20	% (d)	—%	7.33	% (e)(1)

Vanguard Diversified Value Portfolio	2025	1,476	$63.696	$94,030	1.20%		1.58%	15.43%
	2024	1,508	$55.180	$83,230	1.20%		1.64%	13.51%
	2023	2,102	$48.613	$102,211	1.20%		1.42%	18.70%
	2022	2,127	$40.955	$87,119	1.20%		1.14%	-12.54%
	2021	2,126	$46.828	$99,552	1.20%		1.09%	28.91%

Vanguard International Portfolio	2025	7,472	$60.459	$451,772	1.20%		0.85%	18.54%
	2024	7,889	$51.004	$402,459	1.20%		1.26%	7.70%
	2023	8,228	$47.355	$389,647	1.20%		1.58%	13.29%
	2022	8,887	$41.801	$371,470	1.20%		1.35%	-30.95%
	2021	9,274	$60.538	$561,431	1.20%		0.28%	-2.72%

Vanguard Mid Cap Index Fund	2025	18,667	$14.022	$260,679	1.20%		1.26%	10.21%
	2024	19,978	$12.723	$254,188	1.20%		1.39%	13.69%
	2023	21,413	$11.191	$239,626	1.20	% (d)	—%	12.30	% (e)(1)

Vanguard Real Estate Index Portfolio	2025	279	$22.321	$6,224	1.20%		3.08%	1.88%
	2024	299	$21.909	$6,559	1.20%		3.40%	3.49%
	2023	361	$21.171	$7,655	1.20%		2.59%	10.37%
	2022	379	$19.182	$7,275	1.20%		1.87%	-27.17%
	2021	341	$26.339	$8,974	1.20%		2.25%	38.53%

Vanguard Small Company Growth Portfolio	2025	49,333	$12.935	$638,127	1.20%		0.49%	4.84%
	2024	52,909	$12.338	$652,784	1.20%		0.55%	10.05%
	2023	59,254	$11.212	$664,336	1.20	% (d)	—%	16.33	% (e)(1)

Vanguard Short-Term Investment-Grade Portfolio	2025	477	$11.349	$5,415	1.20%		6.27%	5.57%
	2024	826	$10.750	$8,877	1.20%		4.27%	3.76%
	2023	1,226	$10.361	$12,703	1.20	% (d)	—%	2.80	% (e)(1)

Vanguard Total Bond Market Index Portfolio	2025	2,346	$10.582	$24,823	1.20%		3.46%	5.66%
	2024	2,324	$10.015	$23,272	1.20%		2.88%	0.03%
	2023	2,315	$10.012	$23,177	1.20%		2.51%	4.32%
	2022	2,306	$9.597	$22,131	1.20%		2.04%	-14.25%
	2021	2,233	$11.192	$24,991	1.20%		2.08%	-2.89%

Vanguard Total International Stock Market Index Portfolio	2025	35	$14.846	$523	1.20%		3.90%	30.47%
	2024	68	$11.379	$777	1.20%		3.06%	3.80%
	2023	71	$10.963	$776	1.20	% (d)	—%	9.07	% (e)(1)

(a)	This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)

(b)	This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

(c)	The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d)	Annualized.

(e)	Not annualized.

(f)	Prior to May 1, 2024, Fidelity had a reimbursement of 0.10%. Absent reimbursement by Fidelity, the expense ratio range would have been 1.20%.

(g)	Prior to May 1, 2024, MFS had a reimbursement of 0.25%. Absent reimbursement by MFS, the expense ratio range would have been 1.20%.

(h)	Prior to May 1, 2024, PIMCO had a reimbursement of 0.10%. Absent reimbursement by PIMCO, the expense ratio range would have been 1.20%

(i)	Prior to May 1, 2024, T. Rowe had a reimbursement of 0.25%. Absent reimbursement by T. Rowe Price, the expense ratio range would have been 1.20%

(1)	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

6. Calculation of Accumulation Unit Values

Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.

The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:

(a)

The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation period,

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

divided by

(b)

1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

7. Subsequent Events

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events through April 24, 2026. No additional subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Statutory Financial Statements

For The Years Ended December 31, 2025, 2024, and 2023

Together With Independent Auditors’ Report

KPMG LLP Two Manhattan West 375 9th Avenue, 17th Floor New York, NY 10001

Independent Auditors’ Report

Board of Directors

Mutual of America Life Insurance Company:

Opinions

We have audited the financial statements of Mutual of America Life Insurance Company (the Company), which comprise the statutory statements of financial condition as of December 31, 2025 and 2024, and the related statutory statements of operations and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial condition of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 12.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 12 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 12 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental Schedule I - Summary of Investments - Other Than Investments in Related Parties and Schedule IV - Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

New York, New York

April 23, 2026

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL CONDITION

AS OF DECEMBER 31, 2025 AND 2024

	2025	2024
ASSETS
Assets
Bonds	$5,395,408,077	$5,131,187,672
Common stocks	6,105,880	5,389,267
Preferred stocks	3,000,000	3,000,000
Investments in subsidiaries	42,284,301	63,892,920
Cash, cash equivalents and short term investments	114,177,973	437,446,095
Guaranteed funds transferable	4,327,197	4,556,997
Privately managed investments	479,396,604	671,435,727
Policy loans	86,860,087	84,621,751
Investment income accrued	39,907,921	35,294,892
Deferred federal income taxes	31,056,701	55,500,156
Total other assets	43,411,838	32,567,876

Total general account assets	6,245,936,579	6,524,893,353
Separate account assets	17,552,286,778	17,466,997,550

Total assets	$23,798,223,357	$23,991,890,903

LIABILITIES AND SURPLUS

Liabilities
Insurance and annuity reserves	$4,730,601,660	$4,910,228,270
Other contract liabilities and reserves	9,456,779	9,939,783
Funds withheld	747,728,238	830,771,714
Total other liabilities	112,275,436	62,813,339

Total general account liabilities	5,600,062,113	5,813,753,106
Separate account liabilities	17,552,286,778	17,466,997,550

Total liabilities before asset valuation reserve	23,152,348,891	23,280,750,656
Asset valuation reserve	97,243,656	133,647,072

Total Liabilities	$23,249,592,547	$23,414,397,728

Surplus

Assigned surplus	$1,150,000	$1,150,000
Unassigned Surplus	547,480,810	576,343,175

Total Surplus	548,630,810	577,493,175

Total Liabilities & Surplus	$23,798,223,357	$23,991,890,903

See accompanying notes to statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, and 2023

	2025	2024	2023
Income
Premium and annuity considerations, net	$1,840,425,557	$1,833,142,523	$1,053,087,528
Life and disability insurance premiums	—	1,273,542	9,359,858

Total considerations and premiums	1,840,425,557	1,834,416,065	1,062,447,386

Separate Account investment and administrative fees	112,154,571	108,516,126	90,079,454
Net investment income	240,823,562	409,188,478	224,449,314
Reserve adjustment on reinsurance ceded	3,894,205	5,519,153	1,793,824
Commission and expense allowance on reinsurance ceded	8,439,010	8,428,132	105,161,191
Other, net	16,505,868	8,450,395	6,711,839

Total income	2,222,242,773	2,374,518,349	1,490,643,008

Deductions
Change in insurance and annuity reserves	(175,462,786)	(388,086,213)	(1,068,058,254)
Annuity and surrender benefits	4,342,958,241	4,347,907,875	3,510,790,250
Death and disability benefits	2,429,567	4,450,179	5,358,575
Net transfers to separate account	(2,188,418,944)	(1,977,038,805)	(1,017,950,556)
Operating expenses	255,296,458	334,087,706	296,538,949

Total deductions	2,236,802,536	2,321,320,742	1,726,678,964

(Loss) income before dividends	(14,559,763)	53,197,607	(236,035,956)

Dividends to contract holders and policyholders	(8,663)	(5,568)	(12,690)

(Loss) income before net realized gains (losses)	(14,568,426)	53,192,039	(236,048,646)

Net realized capital gains (losses)	16,971,586	(72,997)	104,251

Net income (loss)	$2,403,160	$53,119,042	$(235,944,395)

SURPLUS TRANSACTIONS
Prior Period Adjustment	$10,025,724	$—	$—
Change in:
Asset valuation reserve	36,403,416	5,283,193	4,948,282
Unrealized (depreciation) appreciation	(20,941,952)	16,517,351	27,137,926
Net deferred income tax asset	(24,000,000)	(15,759,393)	—
Non-admitted assets:
Negative IMR	(43,733,219)	(4,646,751)	(39,551,297)
Prepaid assets and other, net	5,268,138	(25,962,642)	(23,464,259)
Accounting related to:
Qualified pension plan	2,535,408	36,479,582	60,471,085
Nonqualified deferred compensation plan	5,763,992	333,879	1,563,769
Post retirement medical plan benefit	—	(8,081,000)	(9,795,882)
Deferred ceding commissions	(2,587,032)	(2,587,032)	17,678,008

Net change in surplus	(28,862,365)	54,696,229	(196,956,763)

SURPLUS
Beginning of the year	577,493,175	522,796,946	719,753,709

End of the year	$548,630,810	$577,493,175	$522,796,946

See accompanying notes to statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, and 2023

	2025	2024	2023
Cash flows from operations:
Premium and other income collected	$1,870,417,568	$1,869,284,820	$1,875,899,492
Net investment income	258,852,171	453,255,382	263,844,025
Separate account investment and administrative fees	142,505,575	129,375,566	201,514,788
Benefit payments	(4,498,134,595)	(4,539,911,874)	(3,518,464,894)
Net transfers to separate accounts	2,198,369,078	1,962,874,967	1,017,950,557
Investment and operating expenses paid	(257,839,184)	(333,783,151)	(299,528,650)
Other, net	443,455	—	19,160,618
Dividends paid to policyholders	(13,919)	(7,574)	(11,144)

Net cash (used in) operations	(285,399,851)	(458,911,864)	(439,635,208)

Cash flows from investments:
Proceeds from investment sold, matured, or repaid:
Bonds and notes	756,473,149	957,764,132	946,520,645
Common stock	3,305,149	529,201	8,080,108
Preferred stock	—	—	8,507,072
Privately managed investments	209,636,415	5,554,833	7,171,056
Other	78,836,013	121,363,416	5,295

Total	1,048,250,726	1,085,211,582	970,284,176

Cost of investments acquired:
Bonds and notes	(1,106,896,182)	(311,268,003)	(176,203,211)
Common stock	(141,176)	(459,647)	(20,950,973)
Privately managed investments	(24,113,822)	(39,000,391)	(18,977,045)
Other, including payable for securities purchased	—	—	(439,495)

Total	(1,131,151,180)	(350,728,041)	(216,570,724)

Net Change in Policy Loans	(2,238,336)	(3,887,655)	(274,565)

Net cash (used in) provided by investing	(85,138,790)	730,595,886	753,438,887

Cash flows from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	143,263	84,671	(1,927,461)
Return of Capital	20,183,315	246,137,194	—
Other cash provided (applied)	26,943,921	(99,845,553)	(273,610,317)

Net cash provided by financing and other sources	47,270,499	146,376,312	(275,537,778)

Net change in cash, cash equivalent and short-term investments:	(323,268,142)	418,060,334	38,265,901

Cash, cash equivalent and short-term investments:
Beginning of year	437,446,115	19,385,781	(18,880,120)

End of year	$114,177,973	$437,446,115	$19,385,781

See accompanying notes to statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Mutual of America Life Insurance Company (Mutual of America or the Company) provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field and for-profit organizations in the small to medium-size company market. The Company is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying statutory financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (New York Department or NYDFS). Such practices differ from U.S. Generally Accepted Accounting Principles (GAAP). The significant variances between such practices and GAAP, although not reasonably determinable, are presumed to be material and are described in Note 12.

The National Association of Insurance Commissioners (NAIC) has codified Statements of Statutory Accounting Principles (Codification or SSAP). The New York Department issued Regulation No. 172 (Regulation No. 172), which adopted Codification as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by Regulation No. 172, as amended through December 31, 2025, are reflected in the accompanying statutory financial statements.

As part of the New York Department’s examination in 2023, the New York Department conducted an evaluation of the Company’s asset adequacy analysis in accordance with 11 NYCRR 95 (Insurance Regulation 126). As a result of the examination, the NYDFS required the Company to record $201.0 million in asset adequacy reserves as of December 31, 2023. The asset adequacy reserve is reflected within Insurance and annuity reserves on the Company’s Statement of Financial Condition. The New York Department continues to monitor the Company’s asset adequacy and overall financial health. This ongoing monitoring may result in the need for additional asset adequacy reserves that could be material to the Company’s financial condition.

The preparation of the Company’s statutory financial statements requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, surplus, income and deductions at the date of the statutory financial statements. Actual results may differ from these estimates. The most significant estimates include those used in the recognition of other-than-temporary impairments, the valuation of insurance and annuity reserves, the valuation of pension and employee benefit plan liabilities and the valuation of deferred tax assets.

Asset Valuations

Cash, Cash Equivalents and Short-Term Investments - Cash equivalents are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of ninety days or less. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Cash equivalents and short-term investment transactions are recorded on a trade date basis.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Bonds and Notes - Investment valuations are prescribed by the NAIC. Bonds in good standing, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost except those with an NAIC designation of 6 which are carried at the lower of amortized cost or fair value. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Bond and note transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. As of December 31, 2025, there were 6 securities with a fair value of $31.8 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized loss of $0.9 million to adjust the carrying value of these securities as of December 31, 2025. These securities are required to be reported at the lower of amortized cost or fair value. As of December 31, 2024, there were 6 securities with a fair value of $31.7 million that were valued using this methodology. The Company recorded an unrealized loss of $1.4 million to adjust the carrying value of these securities during 2024.

Payment speeds for mortgage-backed and structured securities are based on cash flows obtained from an independent analytic agency and are applied on a quarterly basis.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, the financial health and specific prospects of the issuer, the likelihood that the Company will be able to collect all of the amounts due according to the contractual terms of the debt security in effect at the time of the acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads, and the Company’s intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If a credit related impairment is determined to be other-than-temporary, a direct write-down is recorded as a realized capital loss whereas interest-related other than temporary impairment losses are recorded in the Interest Maintenance Reserve (IMR) and a new cost basis for the bond is recorded. See Note 9 – Fair Value of Financial Instruments, for further discussion on valuation methods for assets and liabilities.

There were no impairments in 2025, 2024 and 2023. Additionally, the Company recognized $17.0 million of realized capital gains not subject to the Interest Maintenance Reserve (IMR) in 2025, $(0.1) million of realized capital losses not subject to the Interest Maintenance Reserve during 2024 and $0.1 million of realized capital gains not subject to the Interest Maintenance Reserve during 2023. These gains are reflected in the amount of net realized capital (losses)/gains on the statement of operations.

Common Stocks and Preferred Stocks– Common stocks in good standing are stated at fair value. Unrealized gains and losses arising from the change in fair value of common stocks are recorded

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

directly to unassigned surplus. Highest-quality, high-quality or medium quality perpetual preferred stocks (NAIC designations 1 to 3), which have characteristics of equity securities, shall be valued at cost. All other perpetual preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of cost or fair value. Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all stock issuers not in good standing, as well as stocks where the fair value is less than 80% of its cost for a continuous nine-month period. The Company writes down stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer. The Company also considers other qualitative and quantitative factors in its evaluation of other- than-temporary impairments. The Company’s impairment policy for stock for any position in an unrealized loss position for a continuous twelve-month period is deemed impaired and a new cost basis is established, with a corresponding recognition of a realized capital loss. As of December 31, 2025 and 2024, common stocks included $6.1 million and $5.4 million, respectively, invested in a Mutual of America sponsored series of mutual funds. During 2025 and 2024, there were no additional sales of seed money investments.

Guaranteed Funds Transferable – Guaranteed funds transferable consist of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, transferable through 2030.

Goodwill – The acquisition of TruSpire (Note 3) generated goodwill of approximately $18.2 million, which is being amortizing over a ten-year period and is included in Other Assets.

Privately Managed Investments - Privately managed investments consist of investments in privately managed funds sponsored by unaffiliated managers. The funds invest in international transportation infrastructure, portfolios of commercial real estate mortgages, and portfolios of private placement debt. The Company does not have a direct interest in the underlying assets, but only in the shares of these funds. These investments are carried at underlying audited GAAP Equity of the investee, on a quarter lag. The Company’s impairment policy for other invested assets is that for any losses that are considered to be other than temporary are recognized in net income when incurred and are reviewed by management monthly. As part of the review process for these securities, there is an impairment identification process utilizing a screening procedure that includes the review of financial information provided by the fund sponsor, including the review of the underlying investments.

Policy Loans – Policy loans are stated at the unpaid principal balance of the loan. During 2025, 2024, and 2023, the Company recognized $— million of realized capital gains, $— million of realized capital gains and $0.1 million of realized capital losses on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balances of the policy loans were unsuccessful. There were no unrealized losses recorded in both 2025 and 2024.

Other – Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered “non-admitted assets” and are excluded from the statutory statements of financial condition.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.0 billion, net of $0.66 billion of reinsurance and $1.0 billion, net of $0.70 billion of reinsurance at December 31, 2025 and 2024, respectively. These reserves are based on mortality and interest rate assumptions (ranging from 1.50% to 6.50 % at both December 31, 2025 and 2024). These percentages meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2025 and 2024, averaged 2.87% and 2.93%, respectively, and are deemed sufficient to provide contractual surrender values for these funds. These reserves, which were $3.5 billion, net of $0.73 billion of reinsurance, and $3.7 billion, net of $0.82 billion of reinsurance, at December 31, 2025 and 2024, respectively, are subject to discretionary withdrawal at book value. Reserves for life and disability insurance are based on mortality, morbidity, and interest rate assumptions, and meet statutory requirements.

Reinsurance

Reinsured reserves are accounted for either on a funds withheld basis or indemnity quota share basis. Under funds withheld, the Company retains the assets reinsured and establishes a liability for the amount of the reinsurance plus any investment activity attributable to the reinsured block of business. Under indemnity quota share, the Company has reinsured reserves for a treaty ceding 90% of the Pension Buy-out/Risk Transfer business. There are certain non-cash transactions that affect the Funds Withheld Liability but do not result in cash receipts or cash payments in the period.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statements of operations. When cumulative interest rate related losses exceed cumulative interest rate related capital gains within the year, the resulting balance is non-admitted on the statement of financial condition and is charged directly to surplus. However in 2023, the NAIC, adopted INT 23-01 Net Negative (Disallowed) IMR. This provides guidance for the limited admittance of negative interest maintenance reserve amounts. The provision will last through the end of 2026. The Company did not adopt as of December 31, 2025 and 2024.

An AVR, applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Virtually all of the Separate Accounts held by the Company relate to variable annuity accumulations of a non- guaranteed return nature. This category includes the variable accumulation portion of the

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

following types of contracts; Group Defined Benefit contracts, Group Defined Contribution contracts, Group Simplified Employee Pension Contracts, Group Tax Deferred Annuity contracts, Group Voluntary Employee Contribution contracts, Group Thrift Plan contracts, Individual Retirement Annuity contracts, and Individual Flexible Premium Annuity contracts. The net investment experience of the Separate Account is credited directly to the contract holder, and may be positive or negative. Certain contracts do not contain any guaranteed death benefit related to the amount of premiums paid and are not subject to discretionary withdrawal.

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants’ discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management LLC (Capital Management), an affiliate, and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company’s Statutory Statements of Operations and Surplus. Investment advisory charges are based on the specific fee charged for each of the individual underlying investments of the Separate Accounts and are assessed as a percentage of the plans or participant’s account balance. Certain Separate Account administrative charges are assessed as a percentage of the plan’s or participant’s account balance as determined by the Company’s pricing tiers, which are based on established ranges of plan or participant account balances. In 2025, 2024, and 2023, such charges were equal to approximately 0.64%, 0.63%, and 0.57%, respectively, of total average Separate Account assets. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants’ corresponding equity in the Separate Accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statutory financial statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $17.6 billion and $17.5 billion as of December 31, 2025 and 2024, respectively are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represent the vast majority of the Company’s annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the premium paying period of the related policies. Deposits on deposit-type contracts are recorded directly as a liability when received.

As more fully described in Note 5, premiums ceded to the reinsurer will be reflected net on the statutory statement of operations and surplus.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred. All due and accrued investment amounts greater than 90 days are treated as

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

non-admitted. The investment income amount due and accrued greater than 90 days was $— million and $— million December 31, 2025 and 2024, respectively.

2. ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS

The Company identified an error in previously filed financial statements that was corrected through unassigned surplus as of December 31, 2025. The Company identified an error in its cash account (Cash, Cash Equivalents, and Short-term Investments on the Statement of Financial Condition) which resulted in an understatement of assets and understatement of surplus on the Statement of Financial Condition of $10.0 million as of December 31, 2024.

The Company determined that the correction of this error of $10.0 million was immaterial to the statutory financial statements. Therefore, the Company corrected these errors in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, which is reflected on the Statutory Statements of Operations and Surplus in 2025. There were no accounting corrections or errors identified as of December 31, 2024.

Adoption of new accounting standards

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and other related SSAPs, which went into effect January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, “the Bond Project”. The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company has evaluated the impact of this accounting change as of January 1, 2025, noting no material changes to current accounting and presentation.

3. BUSINESS COMBINATIONS AND GOODWILL

The Company purchased 100% of the issued and outstanding shares of Grandmark Holdings, a Texas based Holding company on January 3, 2023 for $21.2 million. Grandmark Holdings owned 100% of the outstanding stock of Landmark Life Insurance Company, a Texas based insurer licensed in 44 states to write life, annuity and accident and health insurance. In April 2023, Landmark changed its name to TruSpire Retirement Insurance Company (TruSpire). The transaction was accounted for as a statutory purchase, with a book value of $5.6 million on January 3, 2023. The Company recognized and admitted $18.2 million of goodwill, which will be amortized over the prescribed 10-year period. As of December 31, 2025 and 2024, the Company had admitted goodwill of $12.8 million and $14.6 million, respectively, and recognized $1.8 million of amortization expense for both years. As of December 31, 2025, this entity is pending sale to a third-party entity.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

4. INVESTMENTS

Valuation

The statement and fair values of investments in fixed maturity securities (bonds), including short-term and cash equivalents, as of December 31, 2025 and 2024 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Fair
December 31, 2025 (millions)	Value	Gains	Losses	Value

Fixed Maturities:
Mortgage- and asset backed securities
Residential mortgage-backed securities	$475.6	$0.2	$61.5	$414.3
Commercial mortgage-backed securities	70.8	0.2	5.6	65.4
Total	$546.4	$0.4	$67.1	$479.7

U.S Treasury securities and obligations of U.S government corporations and agencies	$1,948.2	$5.5	$171.3	$1,782.4
Obligations of states and political subdivisions	27.4	—	7.5	19.9
Debt securities issued by foreign governments	—	—	—	—
Corporate securities	2,998.0	19.9	483.5	2,534.4
Total	$5,520.0	$25.8	$729.4	$4,816.4

	Statement	Gross Unrealized		Fair
December 31, 2024 (millions)	Value	Gains	Losses	Value

Fixed Maturities:
Mortgage- and asset backed securities
Residential mortgage-backed securities	$476.6	$—	$91.0	$385.7
Commercial mortgage-backed securities	73.3	—	7.7	65.6
Total	$549.9	$—	$98.7	$451.3

U.S Treasury securities and obligations of U.S government corporations and agencies	$1,962.5	$0.3	$241.8	$1,721.1
Obligations of states and political subdivisions	35.4	—	10.0	25.4
Corporate securities	3,081.1	10.2	597.2	2,494.1
Total	$5,628.9	$10.5	$947.7	$4,691.9

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. As of December 31, 2025,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

approximately 87% of the $2.4 billion invested in mortgage-backed securities that are included in the captions “U.S. Treasury securities and obligations of U.S. government corporations and agencies” and “Residential mortgage-backed securities” in the immediately preceding table were issued and guaranteed by the United States Treasury, Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA). As of December 31, 2024, approximately 71% of the $2.4 billion invested in mortgage-backed securities that are included in the captions “U.S. Treasury securities and obligations of U.S. government corporations and agencies” and “Residential mortgage-backed securities” in the immediately preceding table were issued and guaranteed by the United States Treasury, Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA). The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure.

Cash equivalents with a statement value and fair value of $93.2 million and $494.8 million at December 31, 2025 and 2024, respectively, and short-term investments with a statement value and a fair value of $31.5 million and $3.0 million, respectively, are included in the above tables. At December 31, 2025 and 2024, the Company had $3.3 million and $3.3 million, respectively, (par value of $3.3 million at December 31, 2025 and $3.3 million at December 31, 2024) of its long-term fixed maturity securities on deposit with various regulatory agencies.

Fair Value

Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1: quoted prices in active markets for identical securities.
•

Level 2: quoted prices for similar assets in active or non-active markets or other significant observable inputs (including yield, quality, coupon, rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3: significant unobservable inputs (including the assumptions in determining the fair value of investments).

The Company has determined the fair value inputs used to measure all assets that are considered financial instruments, which include bonds and notes, common stocks, cash, cash equivalents, short term investments, policy loans, guaranteed funds transferable, privately managed investments and Separate Account funds whose net asset values are calculated on a daily basis. Cash, cash equivalents, common stocks, and Separate Account assets were determined to be Level 1. Separate Account liabilities, which are equal to Separate Account assets, are determined to be Level 1 as the value of these liabilities changes in conjunction with the change in Separate Account assets. The vast majority of the Company’s fixed maturity securities (bonds and notes), and all of its policy loans, were determined to be Level 2. Finally, investments that are managed by outside investment advisors and the guaranteed funds transferable for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities. Investments in mutual funds and privately managed investments are excluded from the common stock line in the following table as these are valued at Net Asset Value. The Company had

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

$31.8 million and $31.7 million of bonds and notes measured and reported at fair value as of December 31, 2025 and 2024, respectively which are level 3 investments. The Company had $6.1 million and $— million of common stock measured and reported at fair value as of December 31, 2025 and 2024, respectively, which are Level 1 investments.

The following tables provide fair value information as of December 31, 2025 and 2024, about the Company’s assets that are considered financial instruments:

As of December 31, 2025

Financial Instruments (millions)	Level 1	Level 2	Level 3	Total

Bonds	$—	4,659.9	31.8	$4,691.7

Common stocks	6.1	—	—	6.1

Preferred stocks	3.0	—	—	3.0

Cash, cash equivalents, and short term investments	114.2	—	—	114.2

Policy loans	—	86.9	—	86.9

Guaranteed funds transferable	—	—	4.3	4.3

Separate Account Assets	17,552.3	—	—	17,552.3

Total	$17,675.6	$4,746.8	$36.1	$22,458.5

As of December 31, 2024

Financial Instruments (millions)	Level 1	Level 2	Level 3	Total

Bonds	$—	$4,162.4	$31.7	$4,194.1

Preferred stocks	3.0	—	—	3.0

Cash, cash equivalents, and short term investments	437.4	—	—	437.4

Policy loans	—	84.6	—	84.6

Guaranteed funds transferable	—	—	4.6	4.6

Separate Account Assets	17,467.0	—	—	17,467.0

Total	$17,907.4	$4,247.0	$36.3	$22,190.7

The fair value of Level 3 bonds increased from $31.7 million at December 31, 2024, to $31.8 million at December 31, 2025, primarily as a result of the change in fair value of Level 3 assets, net of interim paydowns, during the year. The guaranteed funds transferable fair value declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification and there were no securities transferred between Levels 1, 2 & 3 during 2025 and 2024.

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed as of December 31, 2025 and 2024.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Unrealized Gains and Losses

As of December 31, 2025, 2024 and 2023, Net unrealized (depreciation) appreciation reflected in surplus consisted of the following:

December 31 (millions)	2025	2024	Change	2024	2023	Change
Common stock	$0.7	$0.8	$(0.1)	$0.8	$—	$0.8

Bonds and notes	0.2	(1.0)	1.2	(1.0)	(0.7)	(0.3)

Investment in subsidiary	1.8	4.6	(2.8)	4.6	7.9	(3.3)

Other assets	(23.6)	12.1	(35.7)	12.1	1.1	11.0

Net unrealized (depreciation) appreciation	$(20.9)	$16.5	$(37.4)	$16.5	$8.3	$8.2

Net unrealized depreciation related to the Company’s bonds, equity securities and other assets decreased by $20.9 million during the year. Net unrealized appreciation of $0.7 million related to equity securities at December 31, 2025, consisted of $0.7 million of gross unrealized gains and $0.0 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old. December 31, 2024, consisted of $0.8 million of gross unrealized gains and $0.0 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old. There was no unrealized appreciation related to equity securities at December 31, 2023.

The following is an analysis of the fair values and gross unrealized losses as of December 31,2025 and 2024, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2025, and 2024 were $729.4 million and $947.5 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from a significant increase in interest rates and are not due to fundamental credit problems that exist with the specific issuers. The Company has the ability and intent to hold those securities that are in an unrealized loss position for a sufficient period of time in order for them to recover.

The tables that follow exclude $1,373.0 million and $377.8 million as of December 31, 2025 and 2024, respectively, that represent the book value of those securities whose fixed maturity securities are in an unrealized gain position.

December 31, 2025	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues

(millions)	Twelve Months or Less			Twelve Months or Greater
Fixed Maturities:

Mortgage and asset backed securities:

Residential mortgage-backed securities	$7.0	$0.1	5	$339.7	$61.4	186

Commercial mortgage-backed securities	3.9	0.1	2	40.4	5.5	13
Other asset-backed securities	—	—	—	—	—	—

Total	$10.9	$0.2	7	$380.1	$66.9	199

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

December 31, 2025	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues

(millions)	Twelve Months or Less			Twelve Months or Greater

U.S Treasury securities and obligations of U.S government corporations and agencies	$215.3	$1.0	30	$972.9	$170.3	485

Obligations of states and political subdivisions	—	—	—	19.9	7.5	8

Obligations issued by Foreign governments	—	—	—	—	—	—

Corporate Securities	119.0	15.5	33	1,725.3	468.0	219

Total	$345.2	$16.7	70	$3,098.2	$712.7	911

December 31, 2024	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues

(millions)	Twelve Months or Less			Twelve Months or Greater
Fixed Maturities:

Mortgage and asset backed securities:

Residential mortgage-backed securities	$0.7	$—	4	$384.8	$91.0	191

Commercial mortgage-backed securities	10.4	—	5	40.9	7.7	13

Other asset-backed securities	—	—	—	—	—	—

Total	$11.1	$—	9	$425.7	$98.7	204

U.S Treasury securities and obligations of U.S government corporations and agencies	$71.0	$0.9	28	$1,118.8	$240.8	496

Obligations of states and political subdivisions	—	—	—	25.4	10.0	12

Obligations issued by Foreign governments	—	—	—	—	—	—

Corporate Securities	234.3	15.8	69	1,930.0	581.3	263

Total	$316.4	$16.7	106	$3,499.9	$930.8	975

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the Statements of Operations and Surplus for the years ended December 31, 2025, 2024, and 2023 were as follows:

December 31 (millions)	2025	2024	2023
Common Stock	$—	$—	$—

Fixed Maturities	0.2	(0.1)	—

Other Assets	16.8	—	0.1

Net realized capital gains (losses)	$17.0	$(0.1)	$0.1

As of December 31, 2025 and 2024, the book value and fair value of the Company’s mortgage-backed and asset-backed securities portfolios totaled $2.6 billion and $2.3 billion and $2.0 billion and $1.7 billion, respectively, of which approximately 72% in 2025 and 73% in 2024 are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

All loan-backed securities with a recognized impairment loss currently held by the Company, where the present value of future cash flows expected to be collected is less than the amortized cost basis of the securities are shown below:

CUSIP	Description	BV Before Current Period OTTI	Projected Cash Flows	Recognized OTTI Adjustment	New Cost Basis after OTTI	FV at Time of OTTI	Date of Financial Statement Where Reported
(millions)

894135-AG-7	TRAPEZA CDO LLC	$13.3	$5.6	$7.7	$5.6	$4.4	12/31/2011

7404-IN-AE-5	PRETSL XII B-1 144A	16.5	13.3	3.2	13.3	15.9	12/31/2009

74042C-AJ-6	PRETSL XXIV C-2 144A	7.6	3.3	4.3	3.3	7.7	12/31/2009

74042Q-AJ-6	PRETSL XXVI C-1 144A	5.2	2.8	2.4	2.8	4.5	12/31/2009

7402T-AL-5	PRETSL XXVII C-2 144A	9.7	8.2	1.5	8.2	9.9	12/31/2009

Total		$52.3	$33.2	$19.1	$33.2	$42.4

Sales of investments, including maturities paydowns and calls, in fixed maturity securities resulted in $72.8 million, $92.6 million, and $83.7 million of net interest rate related losses being accumulated in the IMR in 2025, 2024, and 2023 respectively, as follows:

December 31 (millions)	2025	2024	2023
Fixed maturity securities

Proceeds	$759.1	$964.4	$1,542.2

Gross realized gains	4.5	1.0	7.1

Gross realized losses	(77.3)	(93.6)	(90.8)

During 2025, 2024, and 2023, $(9.8) million, $(11.8)million, and $0.8 million respectively, of the IMR was amortized and included in net investment income.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Sales of investments in equity securities resulted in $— million, $0.1 million, and $0.3 million of net capital gains in 2025, 2024, and 2023 respectively, being recognized in net income as follows:

December 31 (millions)	2025	2024	2023
Equity securities

Proceeds	$3.3	$0.5	$8.5

Gross realized gains	—	0.1	0.3

Gross realized losses	—	—	(0.3)

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) as of December 31, 2025 and December 31, 2024, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2025 (millions)	Statement Value	Fair Value
Due in one year or less	$103.1	$103.5
Due after one year through five years	1,069.9	1,047.0
Due after five years through ten years	791.7	765.6
Due after ten years	3,430.7	2,775.6
Total	$5,395.4	$4,691.7

December 31, 2024 (millions)	Statement Value	Fair Value
Due in one year or less	$28.9	$29.1
Due after one year through five years	683.3	657.1
Due after five years through ten years	784.9	716.3
Due after ten years	3,634.1	2,791.6
Total	$5,131.2	$4,194.1

5. REINSURANCE

Effective April 1, 2023 the Company executed a quota share reinsurance agreement with First All America Financial Insurance Company (FAFI), an affiliate of Global Atlantic Reinsurance Company (GA) whereby the Company ceded 90% of the pension buyout business. Reserves ceded was $777.5 million. Premiums ceded was $814.7 million, comprised of both assets and cash and ceding commission earned was $115.9 million. The gain on the transaction was $19.4 million, which was deferred and will be amortized into income over the average life of the contracts ceded.

The Company has a 50% Coinsurance and Modified Coinsurance (“Modco”) Agreement with an unaffiliated reinsurer. The reinsurance covers approximately one-half of the 3% guarantee business in the General Account and the Separate Account accumulations that have a 3% General Account minimum interest guarantee associated with that contract. Investors in the Separate Accounts are able to transfer their accumulations to the General Account at any time without penalties. Contract holders are eligible to withdraw their accumulations at any time without market value adjustment.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

The Separate Account business is in the form of a 50% quota share modified coinsurance agreement covering approximately $1.0 billion of separate account reserves that represent approximately one-half of the 3% business. The Company will provide to the reinsurer Separate Account fees for the quota share portion of the reinsured business and will be reflected in the statutory statements of operations and surplus.

For the years ended December 31, 2025 and 2024, reinsurance amounts relating to the coinsurance agreement is as follows:

December 31 (millions)	2025	2024
Beginning of Period - Reserves Ceded	$819.5	$959.8
Premiums	29.9	35.5
Net Transfers	10.0	(15.2)
Benefits	(153.1)	(187.0)
Reserve Change	0	0.5
General Account Fees	(2.3)	(0.2)
Interest Credits	23.0	26.1
Policy Loan Cancellation	—	—
End of Period - Reserves Ceded	$727.0	$819.5

Net activity under the reinsurance agreement is reflected in the Funds Withheld liability in the statement of financial condition.

In the event that the reinsurer does not meet their obligations under the terms of the reinsurance agreement, reinsurance recoverable balances could become uncollectible. Mutual of America still has the primary responsibility for the payment of benefits as the reinsurance agreement does not discharge the Company’s obligation as primary insurer. Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish the reinsurance and evaluates the financial strength of the reinsurer.

6. PENSION PLAN AND POSTRETIREMENT BENEFITS

Pension Benefit and Other Benefit Plans

The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Pension expense was approximately $2.5 million, $21.1 million, and $14.6 million for the periods ending December 31, 2025, 2024, and 2023 respectively. Benefits are generally based on years of service and final average earnings. The Company’s funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a non-qualified deferred benefit pension plan that provides benefits to employees whose total compensation or calculated benefit exceeds the maximum allowable limits for qualified retirement plans under ERISA.

Effective October 2022 the Company implemented a partial curtailment of the qualified defined benefit plan, the non-qualified deferred compensation plan, and the post-retirement medical plan.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Effective December 1, 2023, the Company implemented a full curtailment of the post-retirement medical plan that was fully curtailed by December 1, 2024. The curtailment eliminated the medical plan upon retirement for active employees, reduce the current retirees subsidy by 50% starting December 1, 2023, and completely phased out by December 1, 2024. The postretirement benefit plan adjustment required to be recorded under these plans was a gain $6.9 million due to curtailment 2024 and an gain of $99.4 million in 2023.

For other benefits, as of January 1, 2025 and 2024 the Company had total recognized liabilities of $0 and $1.5 million, respectively, for the postretirement medical plans and $36.8 million and $36.9 million, respectively, for the non-qualified deferred compensation plans.

Effective December 31, 2024, the Company froze the qualified and the non-qualified defined benefit plans. The benefit plan freeze stopped accumulation of benefits for all participants included beginning on January 1, 2025. The Company recognized a gain during 2024 through Surplus of $36.5 million for the qualified pension plan, offset by $8.5 million non-admitted asset due to the funded pension asset status. Additionally, the Company recognized a gain during 2024 through Surplus of $0.3 million for the non-qualified pension plan.

As of December 31, 2025, the Company had a additional non-admitted asset of $10.6 million due to the fund pension asset status.

The following table provides a status of the Company’s pension and postretirement benefit plans as of December 31, 2025 and 2024 (millions):

	Pension Benefits		Other Benefits
	2025	2024	2025	2024
Accumulated Benefit Obligation	$233.0	$265.4	$16.8	$36.8

Projected Benefit Obligation	$233.0	$265.4	$16.8	$36.8
Plan Assets at Fair Value	252.1	273.9	0.0	—

Funded Status	$19.1	$8.5	$(16.8)	$(36.8)

Prior Service Costs	—	—	—	—
Total Unrecognized Loss	$(27.8)	$(41.0)	$(8.2)	$(14.1)

The components of net periodic benefit costs as calculated in the January 1, 2025, 2024, and 2023 plan valuations are as follows:

	Pension Benefits			Other Benefits

December 31 (millions)	2025	2024	2023	2025	2024	2023
Service Costs	$0.4	$10.7	$12.1	$—	$2.2	$2.7
Interest cost on Projected Benefit Obligation (PBO)	13.8	17.9	16.0	1.3	2.9	5.5
Expected return on plan assets	(18.2)	(21.0)	(21.1)	—	—	—
Prior service costs	—	—	—	(7.9)	—	(70.2)
Settlement	6.3	6.2	—	7.9	(2.2)	(32.2)
Amortization of unrecognized net loss	0.3	7.2	7.6	0.3	1.9	0.8
Net benefit expense	$2.6	$21.0	$14.6	$1.6	$4.8	$(93.4)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

During 2025, 2024, and 2023 pension expense for the non-qualified deferred compensation plan included $7.9 million, and $4.4 million, and $1.4 million of settlement loss, resulting from the level of lump-sum benefit payments made from the non-qualified plan during those years exceeding the plans interest and service cost.

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits

December 31 (millions)	2025	2024	2025	2024
Change in PBO
PBO, beginning of the year	$265.4	$305.3	$36.8	$38.5
Service costs	0.4	10.7	—	2.2
Interest costs	13.8	17.9	1.3	2.9
Change in assumptions	(2.5)	(4.7)	(0.1)	(1.4)
Plan amendments	—	(49.1)	(7.9)	—
Actuarial loss	5.6	30.5	2.5	8.7
Benefits and expenses paid	(49.7)	(45.2)	(15.8)	(14.1)
PBO, end of year	$233.0	$265.4	$16.8	$36.8

	Pension Benefits		Other Benefits

December 31 (millions)	2025	2024	2025	2024
Change in Plan Assets
Plan assets, beginning of the year	$273.9	$298.4	$—	$—
Employer contributions	—	—	15.8	11.5
Return on plan assets	27.9	20.7	—	—
Benefits and expenses paid	(49.7)	(45.2)	(15.8)	(11.5)
Plan assets, end of year	$252.1	$273.9	$—	$—
Plan assets higher (lower) than PBO	$19.1	$8.5	$(16.8)	$(36.8)

At December 31, 2025 and 2024, all of the pension plan assets are invested in several of the investment funds offered by the Company’s Separate Accounts or participation in certain other funds managed by outside investment advisors, and consisted of approximately 50.5% in equity investments and 49.5% in fixed-income investments and 51.4% in equity and 48.6% in fixed-income investments, respectively. A distribution of plan assets by investment objective as of December 31, 2025 and 2024 are as follows:

December 31, (in millions)	2025	2024
Fixed Income Funds	$120.6	$133.2
Money Market Funds	4.2	—
Equity Funds:
Index	77.9	81.8
Growth	5.3	5.7
Value	16.7	18.3
International	21.5	14.1
Total Internal Funds	246.2	253.1
External funds	5.9	20.8
Total plan assets	$252.1	$273.9

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

The underlying investments in the funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1.

The Company made contributions to its defined benefit pension plan of $— million in 2025 and $— million in 2024. The Company estimates that it will contribute up to $15.0 million to this plan in 2026. Benefits expected to be paid from the defined benefit pension plan total $18.8 million in 2026, $17.1 million in 2027, $17.3 million in 2028 and $15.7 million in 2029, and $17.8 million in 2030. The aggregate benefits expected to be paid in 2031 through 2035 total approximately $90.2 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2025. Benefit expected to be paid from the non-qualified plan total $12.4 million.

The assumptions used in determining the Net Periodic Benefit Cost for pension and other benefit plans were as follows:

	Pension Benefits		Postretirement Medical		Non-Qualified Deferred Compensation
Weighted average Assumptions at December 31	2025	2024	2025	2024	2025	2024
Discount Rate:	5.85	5.70	N/A	N/A	5.90	5.80
Compensation Increase:	N/A	4.00	—	4.00	N/A	5.00
Expected Return on Assets:	7.25	7.50	—	—	—	—

The Company’s overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of 50% equity investments and 50% fixed-income investments. The Company believes that this investment mix properly matches the plan’s benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 3.0%) based upon historical 30-year rolling averages. In selecting the expected long-term rate of return assumption, an underlying inflation assumption of 3.0% was selected taking into account historical inflation data and future inflation expectations.

The health care cost trend rate assumption impacts the amounts reported for the postretirement benefit plans. The postretirement benefit plan has been fully curtailed as of December 1, 2024, and as such, there are no future assumptions and no future expenses expected to be paid from this plan.

Savings and Other Incentive Plans

Effective January 1, 2023, Mutual of America enhanced the 401(k) savings plan under which employees can contribute up to 6% of their salary, with the Company matching 100% of this contribution and an employer non-elective 3% contribution of the employees’ salary. This was a change from the previous plan under which the Company matches half of the employees’ basic contribution up to 6% of salary. The Company contributed $4.9 million, $6.4 million, $6.2 million in 2025, 2024, and 2023, respectively.

Effective December 31, 2024, the Company has eliminated the 3% non-elective contribution of the employees’ salary.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $5.7 million, $3.1 million, and $7.5 million for December 31, 2025, 2024, and 2023 respectively. At December 31, 2025 and 2024, the accrued liability related to these plans was $10.0 million and $9.5 million, respectively.

7. COMMITMENTS AND CONTINGENCIES

Rental expenses approximated $13.2 million, $16.8 million, and $21.2 million as of December 31, 2025, 2024, and 2023, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $12.2 million in 2026; $10.8 million in 2027; $10.4 million in 2028; $9.7 million in 2029; $9.1 million in 2030 and $83.4 million in 2031 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company’s business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company’s financial statements.

8. FEDERAL INCOME TAXES

A reconciliation of the income tax benefit recognized in the Company’s statutory statement of operations and surplus to the amount obtained by applying the statutory rate of 21% in 2025, 2024, and 2023 to net (loss) income from operations before federal income taxes follows:

December 31 (millions)	2025	2024	2023
1 Net gain (loss) from operations before federal income taxes and after dividends to policyholders	$(14.6)	$53.2	$(236.1)
2 Realized capital (losses) gains before federal income tax, after transfer to IMR	(36.6)	(16.7)	(21.6)

3 Income before taxes	$(51.2)	$36.5	$(257.7)
	21%	21%	21%

Expected income tax expense (benefit) at 21% statutory rate	$(10.8)	$7.7	$(54.1)
4 Increase (decrease) in actual tax reported resulting from:
– Amortization of interest maintenance reserve	$2.1	$2.5	$(0.2)
– Deferred tax benefit on non-admitted assets	(5.5)	(9.9)	(5.1)
– Pension and postretirement benefits	4.0	6.0	10.9
– Investments	—	—	—
– Statutory Valuation Allowance	36.7	11.0	41.8
– GA Reinsurance	—	—	4.1
– Tax Attribute Expiration	3.5	6.4	6.4
– Other permanent items	(5.7)	(7.9)	(3.9)

5 Total income tax	$24.3	$15.8	$—

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

December 31 (millions)	2025	2024	2023
6 Current income tax incurred	$—	$—	$—
7 Change in net deferred income tax excluding tax on unrealized gains/losses	24.3	15.8	—

8 Total income tax	$24.3	$15.8	$—

The federal income tax expense of $24.3 million, $15.8 million and $0.0 million in 2025, 2024, and 2023, respectively relates primarily to the change in the deferred income tax incurred by Mutual of America.

The components of the net DTA recognized in the Company’s statement of financial condition are as follows:

December 31 (millions)	2025				2024
	(1)	(2)	(3)	(4)	(5)	(6)
			(Col 1+2)			(Col 4+5)
(1)	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Total Gross DTA’s	$275.8	$63.6	339.4	$284.6	$39.5	$324.1
(b) Statutory Valuation Allowance Adjustment	(236.5)	(63.6)	(300.1)	(223.5)	(35.1)	(258.6)

(c) Adjusted Gross DTA’s (1a-1b)	$39.3	$—	$39.3	$61.1	$4.4	$65.5
(d) DTA’s non-admitted	—	—	—	—	—	—

(e) Subtotal net DTA (1c-1d)	39.3	—	39.3	61.1	4.4	65.5
(f) DTL’s	(8.2)	—	(8.2)	(5.6)	(4.4)	(10.0)

(g) Net admitted DTA/(DTL) (1e-1f)	$31.1	$—	$31.1	$55.5	$—	$55.5

	Change in DTA’s 2025 to 2024
	(7)	(8)	(9)
	(Col 1-4)	(Col 2-5)	(Col 7+8)
	Ordinary	Capital	Total
(a) Total Gross DTA’s	$(8.8)	$24.1	$15.3
(b) Statutory Valuation Allowance Adjustment	(13.0)	(28.5)	(41.5)

(c) Adjusted Gross DTA’s (1a-1b)	$(21.8)	$(4.4)	$(26.2)
(d) DTA’s non-admitted	—	—	—

(e) Subtotal net DTA (1c-1d)	(21.8)	(4.4)	(26.2)
(f) DTL’s	(2.6)	4.4	1.8

(g) Net admitted DTA/(DTL) (1e-1f)	$(24.4)	$—	$(24.4)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

The amount of adjusted gross DTAs admitted under each applicable component of SSAP No. 101 is as follows:

December 31 (millions)	2025			2024
(2) Admission Calculation Components SSAP No. 101	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—	$—	$—	$—

(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets From (2)(a), above) After Application of the Threshold Limitation. (The Lesser of (2)(b) 1 and (2)(b) 2 Below)	31.1	—	31.1	55.5	—	55.5

1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	N/A	N/A	31.1	N/A	N/A	55.5

2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	N/A	N/A	92.2	N/A	N/A	97.2

(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	8.2	—	8.2	5.6	4.4	10.0

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	39.3	—	39.3	61.1	4.4	65.5

Deferred tax liabilities	8.2	—	8.2	5.6	4.4	10.0

Net admitted deferred tax asset/liability	31.1	—	31.1	55.5	—	55.5

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

		Change
	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total

(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—

(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets From (2)(a), above) After Application of the Threshold Limitation. (The Lesser of (2)(b) 1 and (2)(b) 2 Below)	(24.4)	—	(24.4)

1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	N/A	N/A	(24.4)

2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	N/A	N/A	(5.0)

(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	2.6	(4.4)	(1.8)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	(21.8)	(4.4)	(26.2)

Deferred tax liabilities	2.6	(4.4)	(1.8)

Net admitted deferred tax asset/liability	(24.4)	—	(24.4)

December 31	2025	2024

(3) Threshold

(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	836.0%	757.0%

(b) Amount of Total Adjusted Capital and Surplus Used to Determine Recovery Period and Threshold Limitation	$614.8	$648.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

December 31 (millions)	2025			2024
(4) Impact of Tax Planning Strategies	(1) Ordinary	(2) Capital	(1+2) Total	(3) Ordinary	(4) Capital	(3+4) Total
(a) Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by character as a percentage

1. Adjusted Gross DTAs Amount from Note 9 (1) (c)	$39.3	$—	$39.3	$61.1	$4.4	$65.5

2. Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	79.1%	—%	79.1%	85.0%	—%	85.0%

3. Net admitted Adjusted Gross DTAs Amount from Note 9 A 1 (e)	$39.3	$—	$39.3	$61.1	$4.4	$65.5

4. Percentage of Net Admitted Adjusted DTAs by Tax Character Admitted because of the Impact of Tax Planning Strategies	79.1%	—%	79.1%	85.0%	—%	85.0%

	Change
	(5) (Col 1-3) Ordinary	(6) (Col 2-4) Capital	(5+6) Total
1. Adjusted Gross DTAs Amount from Note 9 (1) (c)	$(21.8)	$(4.4)	$(26.2)

2. Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	(5.9)%	—%	(5.9)%

3. Net admitted Adjusted Gross DTAs Amount from Note 9 A 1 (e)	$(21.8)	$(4.4)	$(26.2)

4. Percentage of Net Admitted Adjusted DTAs by Tax Character Admitted because of the Impact of Tax Planning Strategies	(5.9)%	—%	(5.9)%

(b) Do the Company’s tax-planning strategies include the use of reinsurance?	No

The application of SSAP No.101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. The Company has evaluated all negative and positive evidence, including the 3-year cumulative loss, future reversing taxable temporary differences, and other objectively verifiable future sources of income to estimate whether sufficient future taxable income will be generated to permit the use of its existing deferred tax assets. On the basis of this evaluation, the

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Company has recorded an additional valuation allowance of $24.0 million against its net deferred tax asset as of December 31, 2025. The Company will continue to analyze the valuation allowance on a quarterly basis.

The Company has no unrecognized deferred tax liabilities as of December 31, 2025 and December 31, 2024.

Significant components of income taxes incurred and the changes in DTAs and DTLs are as follows:

December 31 (millions)	2025	2024	Change	2023	Change

(1) Current Income Tax Expense

(a) Federal tax expense	$—	$—	$—	$—	$—

(b) Foreign tax expense (benefit) on operating earnings	—	—	—	—	—

(c) Subtotal	$—	$—	$—	$—	$—

(d) Federal tax expense (benefit) on net realized capital gains (losses)	—	—	—	—	—

(e) Utilization of capital loss carry forwards	—	—	—	—	—

(f) Other	—	—	—	—	—

(g) Total federal and foreign income tax expense (benefit)	$—	$—	$—	$—	$—

Deferred income tax assets and liabilities consist of the following major components:

(2) Deferred tax assets:

(a) Ordinary

(1) Policy Reserves	55.8	55.3	0.5	55.3	—

(2) Pension Accruals	1.6	7.9	(6.3)	12.1	(4.2)

(3) NOLs	74.1	93.9	(19.8)	77.7	16.2

(4) Deferred Acquisition Costs	2.9	3.3	(0.4)	3.5	(0.2)

(5) Fixed Assets	95.9	84.4	11.5	66.2	18.2

(6) Investments	—	—	—	63.0	(63.0)

(7) Compensations & Benefit Accruals	—	—	—	—	—

(8) Intangibles	6.1	6.8	(0.7)	7.8	(1.0)

(9) Other assets - nonadmitted	28.7	23.2	5.5	13.3	9.9

(10) Unrealized Capital Gains	0.5	—	0.5	—	—

(11) Other (including items <5% of total ordinary tax assets)	10.2	9.8	0.4	9.8	—

Gross ordinary deferred tax assets	$275.8	$284.6	$(8.8)	$308.6	$(24.1)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

December 31 (millions)	2025	2024	Change	2023	Change

(b) Statutory valuation allowance adjustment	(236.5)	(223.5)	(13.0)	(231.4)	7.9

(c) Nonadmitted ordinary DTA’s	—	—	—	—	—

(d) Admitted ordinary DTA’s (2a-2b-2c)	$39.3	$61.1	$(21.8)	$77.2	$(16.1)

(e) Capital

(1) Trade Name	10.9	10.9	—	10.9	—

(2) Capital Loss Carryforwards	50.8	26.7	24.1	7.8	18.9

(3) Other	1.9	1.9	—	1.7	0.2

Total capital DTA’s	$63.6	$39.5	$24.1	$20.5	$19.0

(f) Statutory valuation allowance adjustment	(63.6)	(35.1)	(28.5)	(20.4)	(14.7)

(g) Nonadmitted capital DTAs	—	—	—	—	—

(h) Admitted Capital DTAs (2e-2f-2g)	—	4.4	(4.4)	0.1	4.3

(i) Admitted DTAs (2d+2h)	$39.3	$65.5	$(26.2)	$77.3	$(11.8)

(3) Deferred tax liabilities:

(a) Ordinary

(1) Investments - Market Discount	(1.8)	(1.8)	—	(1.7)	(0.1)

(2) Policyholder Reserves	—	(0.6)	0.6	(1.3)	0.7

(3) Capitalized Consulting Fees	(0.8)	(0.2)	(0.6)	(1.9)	1.7

(4) Compensation & Benefit Accruals	(0.9)	(0.8)	(0.1)	(0.5)	(0.3)

(5) Other (including items <5% of total ordinary tax liabilities)	(4.7)	(2.2)	(2.5)	(0.4)	(1.8)

Total Ordinary DTL’s	$(8.2)	$(5.6)	$(2.6)	$(5.8)	$0.2

(b) Capital

(1) Unrealized capital gains	—	—	—	(0.1)	0.1

(2) Other	—	(4.4)	4.4	—	(4.4)

Total Capital DTL’s	$—	$(4.4)	$4.4	$(0.1)	$(4.3)

(c) Total DTL’s (3a+3b)	$(8.2)	$(10.0)	$1.8	$(5.9)	$(4.1)

(4) Net DTA (DTL) (2i-3c)	$31.1	$55.5	$(24.4)	$71.3	$(15.8)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

The change in net deferred income taxes between December 31, 2025, December 31, 2024, and December 31, 2023 is composed of the following (this analysis is exclusive of nonadmitted DTAs as the Change in Nonadmitted Assets is reported separately from the change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

December 31 (millions)	2025	2024	Change	2023	Change
Total deferred tax assets	$339.4	$324.1	$15.3	$329.1	$(5.0)
Total deferred tax liabilities	(8.2)	(10.0)	1.8	(6.0)	(4.0)

Net deferred tax assets/liabilities	$331.2	$314.1	$17.1	$323.1	$(9.0)
Statutory valuation allowance	(300.1)	(258.6)	(41.5)	(251.8)	(6.8)

Net deferred tax assets after valuation allowance	$31.1	$55.5	$(24.4)	$71.2	$(15.7)
Tax effect of unrealized gains/(losses)	(0.5)	4.3	(4.8)	0.1	4.2
Statutory valuation allowance on unrealized	0.5	(4.3)	4.8	—	(4.3)

Change in net deferred income tax (expense)/benefit	$31.1	$55.5	$(24.4)	$71.3	$(15.8)

E. Carryforwards, Recoverable Taxes and IRC 6603 Deposits
December 31 (millions)	2025	2024	Change
(1) The Company had Net Operating Losses of:	$352.8	$447.3	$(94.5)

The Company had Capital Loss Carryforwards of:	$241.7	$126.7	$115.0

The Company had foreign Tax Credit Carryforwards of:	$—	$—	$—

(2) There are no ordinary income taxes available for recoupment in the event of future net losses as a result of the Tax Cuts and Jobs Act removing the operating loss deduction carryback. There are no capital taxes paid available for recoupment in prior years.

(3) Deposits admitted under IRC 6603.

The aggregate amounts of deposits reported as admitted assets under Section 6603 of the Internal revenue Service (IRS) Code was zero as of December 31, 2024 and 2023.

(4) As of December 31, 2025, the Company had the following net operating loss carryforwards (millions):

Year Incurred	Net Operating Losses	Year of Expiration
12/31/2011	$—	2026
12/31/2012	$20.7	2027
12/31/2013	$26.6	2028
12/31/2015	$1.8	2030
12/31/2016	$45.0	2031
12/31/2017	$29.2	2032
12/31/2018	$46.7	No Expiration
12/31/2023	$144.2	No Expiration
12/31/2024	$37.7	No Expiration
12/31/2025	$—	No Expiration

Total	$351.9

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

As of December 31, 2025, the Company had the following net capital loss carryforwards (in millions):

Year Incurred	Net Capital Losses	Year of Expiration
12/31/2023	$35.0	2028
12/31/2024	167.0	2029
12/31/2025	$39.7	2030

Total	$241.7

Federal Income Tax Allocation

The Company will file a Consolidated tax return with TruSpire Retirement Insurance Company for the year ended December 31, 2025. Under the Tax Sharing Agreement, current tax is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income(loss), net operating losses or other tax attributes contribute to or reduce federal tax expense.

The Company has $0 tax contingencies under SSAP No. 5R as of December 31, 2025 and December 31, 2024.

The Company’s Federal Income Tax Returns for fiscal years 2020 through 2022 remain open to examination.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on the Adjusted Financial Statement Income (“AFSI”) of an applicable corporation with average adjusted statement income in excess of $1 billion for the three-prior year to tax years beginning after December 31, 2022. The tax is effective for tax years beginning after 2022.

The Company has determined as of December 31, 2025, that it does not expect to be liable for CAMT in 2024 and does not recognize any CAMT credit DTA.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 4) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Bonds and Notes and Common Stock – Fair value for bonds and notes is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for common stocks is determined by reference to valuations quoted by an independent pricing organization. Common stock amounts exclude investments in mutual funds as these are reported at Net Asset Value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

Cash, Cash Equivalents and Short-Term Investments – The carrying value for cash, cash equivalents approximates fair values due to the short-term maturities of these instruments. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less.

Guaranteed Funds Transferable – Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Privately managed investments – privately managed investments are stated at our underlying share of the U.S. GAAP equity of the investee on a quarter lag, which approximates fair value.

Policy Loans – The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.

10. RELATED PARTY TRANSACTIONS

The Company has several related party agreements with affiliates including, Mutual of America Holding Company LLC (Hold Co), Mutual of America Capital Management LLC (Capital Management), Mutual of America Securities LLC (Securities), Mutual of America 320 Park Analytics LLC (320 Park Analytics), TruSpire Retirement Insurance Company (TruSpire), Mutual of America Retirement Services LLC (Retirement Services)and MoA Funds Corporation (MoA Funds).

The Company has incurred operating costs in connection with the use of its personnel and property on behalf of Hold Co, Capital Management, Securities, 320 Park Analytics, MoA Funds, and TruSpire. The Company reimburses Securities and 320 Park Analytics for Operating Expenses incurred. Additionally, the Company pays an advisory fee to Capital Management to manage the General Account portfolio.

Effective November 1, 2024, the Company and MoA Funds entered into agreement where the Company earns a Shareholder Service Fee to compensate the costs of providing investors with services and assistance. As part of this agreement, Capital Management will pay the Company on behalf of the MoA Funds acting as paying agent.

Dividends and Capital

The Company recorded and received dividends of $35.4 million, $223.6 million, and $9.0 million from Hold Co as of December 31, 2025, 2024, and 2023, respectively. The Company received a return of capital of $20.2 million, $246.1, and $— from Hold Co as of December 31, 2025, 2024, and 2023, respectively

For the state of New York, the Company cannot distribute dividends more than 10% of Surplus to Policyholders of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed thirty percent (30%) of its surplus to policyholders as of the immediately preceding calendar year. The Company must file its intention to declare such dividend and the amount thereof should be filed with the superintendent not less than thirty (30) days in advance of such proposed declaration. There are no restrictions on unassigned surplus funds.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

11. UNCONSOLIDATED SUBSIDIARIES

The Company’s unconsolidated subsidiary operations include financial service and real estate related activities. At December 31, 2025, subsidiary assets, liabilities and revenues were $104.0 million, $61.4 million and $112.4 million, respectively. At December 31, 2024, subsidiary assets, liabilities and revenues were $122.7 million, $58.2 million and $87.0 million, respectively. In accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, the investments in the unconsolidated subsidiaries are carried at audited equity as calculated in accordance with U.S. GAAP.

The Company has incurred operating and investment-related expenses in connection with the use of its personnel and property on behalf of its subsidiaries. During 2025, 2024, and 2023, operating expenses of $39.5 million, $4.8 million, and $5.7 million respectively, and investment related expenses of $2.7 million, $5.6 million, and $3.7 million in 2025, 2024, and 2023, respectively, were allocated to its subsidiaries. Increases to operating expenses are a result of the launch of Retirement Services in 2025, which resulted in a more detailed allocation methodology. Total allocated expenses for Retirement Services was $36.2 million as of December 31, 2025. Intercompany balances are generally settled on a monthly basis.

12. SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (“Statutory Accounting”), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company’s financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company’s bonds and notes to be classified as either held-to-maturity (HTM), available-for-sale (AFS), or trading, whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity, whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

GAAP requires that unrealized gains and losses arising from the change in fair value of equity securities be reflected as a component of investment income whereas for statutory accounting unrealized gains and losses are reflected as a component of the change in surplus.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, if realized capital losses exceed realized capital gains accumulated in the IMR, then the accumulated balance is removed from the statement of financial condition by a direct charge to surplus.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

A general formula-based AVR is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the successful acquisition of insurance contracts are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Under GAAP, mortality and morbidity assumptions are based on Company experience.

Under statutory accounting practices, reserves are reported net of ceded reinsurance; under GAAP, reserves are reported gross with a corresponding reinsurance recoverable.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Statements of Cash Flow

The Statements of Cash Flow are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2025, 2024, and 2023

13. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 23, 2026, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure in the accompanying financial statements.

Mutual of America Life Insurance Company

Schedule I

Summary of Investments - Other Than Investments in Related Parties

December 31, 2025

Types of investment (in millions)	Cost or Amortized Cost	Fair Value	Amount at Which Shown on Statement of Financial Position
Fixed maturity securities:

Bonds:

U.S. government bonds	$310.8	$296.1	$310.8

Foreign government bonds	7.2	5.1	7.2

State and municipal bonds	27.4	19.9	27.4

Public utilities	—	—	—

All other corporate bonds	2,791.6	2,327.4	2,791.6

Total bonds	3,137.0	2,648.5	3,137.0

Mortgage-backed and asset-backed securities	2,258.4	2,043.2	2,258.4

Redeemable preferred securities	—	—	—

Total fixed maturity securities	$5,395.4	$4,691.7	$5,395.4

Equity securities:

Common stocks:

Banks, trust and insurance companies	—	—	—

Industrial, miscellaneous and all other	6.1	6.1	6.1

Public utilities	—	—	—

Nonredeemable preferred securities	3.0	3.0	3.0

Total equity securities	$9.1	$9.1	$9.1

Policy loans	86.9	86.9	86.9

Short-term investments	31.5	31.5	31.5

Other invested assets	483.7	483.7	483.7

Total investments	$6,006.6	$5,302.9	$6,006.6

See Independent Auditors’ report.

Mutual of America Life insurance Company

Schedule IV

Reinsurance

For The Years Ended December 31, 2025, 2024, and 2023

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2025

Life insurance in force	479,797,659	3,250,856	—	476,546,803	—%

Premiums:

Annuities and life insurance	$1,869,861,944	$30,528,553	$—	$1,839,333,391	—%

Accident and health insurance	1,092,166	—	—	1,092,166	—%

Total insurance premium	$1,870,954,110	$30,528,553	$—	$1,840,425,557	—%

2024

Life insurance in force	468,569,098	107,665,460	—	360,903,638	—%

Premiums:

Annuities and life insurance	$1,869,081,703	$35,807,315	$—	$1,833,274,388	—%

Accident and health insurance	1,141,677	—	—	1,141,677	—%

Total insurance premium	$1,870,223,380	$35,807,315	$—	$1,834,416,065	—%

2023

Life insurance in force	833,026,392	218,126,648	—	614,899,744	—%

Premiums:

Annuities and life insurance	$1,890,672,096	$831,224,000	$—	$1,059,448,096	—%

Accident and health insurance	2,999,290	—	—	2,999,290	—%

Total insurance premium	$1,893,671,386	$831,224,000	$—	$1,062,447,386	—%

See Independent Auditors’ report.